Exhibit 10.1

                        CRONOS FINANCE (BERMUDA) LIMITED

                                     Issuer

                          FORTIS BANK (NEDERLAND) N.V.
                                      Agent

                          FORTIS BANK (NEDERLAND) N.V.
                                   Noteholder

                           HOLLANDSCHE BANK-UNIE N.V.
                                   Noteholder

                                       and

                              NIB CAPITAL BANK N.V.
                                   Noteholder

                       -----------------------------------

                   SECOND AMENDED AND RESTATED LOAN AGREEMENT

                           Dated as September 23, 2003

                         -----------------------------

                                                                              E1

Exhibit 10.1

                               Table of Contents

                                                   ARTICLE I

                                                  DEFINITIONS

Section 101.      Defined Terms.................................................................................     8
Section 102.      Other Definitional Provisions.................................................................    28
Section 103.      Interpretation of Loan Agreement..............................................................    28
Section 104.      Payments, Computations, Etc...................................................................    29

                                                  ARTICLE II

                                     COMMITMENT OF NOTEHOLDERS; THE NOTES

Section 201.      Amounts and Terms of the Loan Noteholder Commitments..........................................    29
Section 202.      Interest Payments on the Notes and Commitment Fee.............................................    30
Section 203.      Principal Payments on the Notes...............................................................    32
Section 204.      The Notes.....................................................................................    33
Section 205.      Registration; Registration of Transfer and Exchange of Notes..................................    33
Section 206.      Mutilated, Destroyed, Lost and Stolen Notes...................................................    35
Section 207.      Delivery, Retention and Cancellation of Notes.................................................    35
Section 208.      Taxes.........................................................................................    36
Section 209.      Illegality....................................................................................    38
Section 210.      Increased Costs...............................................................................    38
Section 211.      Inability to Determine Rates..................................................................    38
Section 212.      Capital Requirements..........................................................................    39
Section 213.      Place and Time of Payment.....................................................................    39
Section 214.      Offset........................................................................................    40
Section 215.      Proration of Payments.........................................................................    40

                                                                              E2

Exhibit 10.1

                                                    ARTICLE III

                                    PAYMENT OF NOTES; STATEMENTS TO NOTEHOLDERS

Section 301.      Trust Account.................................................................................    40
Section 302.      Distributions from Trust Account..............................................................    40
Section 303.      Investment of Monies Held in the Trust Account and Restricted Cash Account....................    42
Section 304.      Reports to Noteholders........................................................................    42
Section 305.      Records.......................................................................................    42
Section 306.      Restricted Cash Account.......................................................................    43

                                                    ARTICLE IV

                                                    COLLATERAL

Section 401.      Collateral....................................................................................    43
Section 402.      Pro Rata Interest.............................................................................    46
Section 403.      Agent's Appointment as Attorney-in-Fact.......................................................    46
Section 404.      Release of Security Interest..................................................................    47
Section 405.      Administration of Collateral..................................................................    47

                                                     ARTICLE V

                                          REPRESENTATIONS AND WARRANTIES

Section 501.      Existence.....................................................................................    47
Section 502.      Authorization.................................................................................    48
Section 503.      No Conflict; Legal Compliance.................................................................    48
Section 504.      Validity and Binding..........................................................................    48
Section 505.      Executive Offices.............................................................................    48
Section 506.      No Agreements or Contracts....................................................................    48
Section 507.      Consents and Approval.........................................................................    49
Section 508.      Margin Regulations............................................................................    49
Section 509.      Taxes.........................................................................................    49
Section 510.      Other Regulations.............................................................................    49
Section 511.      Solvency......................................................................................    50
Section 512.      Survival of Representations and Warranties....................................................    50
Section 513.      No Default....................................................................................    50
Section 514.      Litigation and Continent Liabilities..........................................................    50
Section 515.      Title; Liens..................................................................................    50
Section 516.      Subsidiaries..................................................................................    50
Section 517.      No Partnership................................................................................    50
Section 518.      Pension and Welfare Plans.....................................................................    50
Section 519.      Ownership of Issuer...........................................................................    50
Section 520.      Perfected Priority Lien.......................................................................    50
Section 521.      Trademarks, Patents, Copyrights, Franchises and Liens.........................................    50

                                                                              E3

Exhibit 10.1

                                                    ARTICLE VI

                                                     COVENANTS

Section 601.      Payment of Principal and Interest; Payment of Taxes...........................................    51
Section 602.      Maintenance of Office.........................................................................    51
Section 603.      Existence.....................................................................................    51
Section 604.      Protection of Collateral......................................................................    51
Section 605.      Performance of Obligations....................................................................    52
Section 606.      Negative Covenants............................................................................    52
Section 607.      Non-Consolidation of Issuer...................................................................    53
Section 608.      No Bankruptcy Petition........................................................................    53
Section 609.      Liens.........................................................................................    53
Section 610.      Other Debt....................................................................................    53
Section 611.      Guarantees, Loans, Advances and Other Liabilities.............................................    53
Section 612.      Consolidation, Merger and Sale of Assets......................................................    54
Section 613.      Other Agreements..............................................................................    54
Section 614.      Charter Documents.............................................................................    54
Section 615.      Capital Expenditures..........................................................................    54
Section 616.      Permitted Activities..........................................................................    54
Section 617.      Investment Company Act........................................................................    54
Section 618.      Payments of Collateral........................................................................    55
Section 619.      Notices.......................................................................................    55
Section 620.      Books and Records.............................................................................    55
Section 621.      Taxes.........................................................................................    55
Section 622.      Subsidiaries..................................................................................    55
Section 623.      Investments...................................................................................    55
Section 624.      Use of Proceeds...............................................................................    55
Section 625.      Managerial Report.............................................................................    56
Section 626.      Interest Rate Hedge Agreements................................................................    56
Section 627.      Quarterly Statements..........................................................................    56
Section 628.      Seller Notes..................................................................................    56
Section 629.      Maintenance of the Collateral.................................................................    56
Section 630.      Insurance.....................................................................................    57
Section 631.      Nonconsolidation Matters......................................................................    57

                                                                              E4

Exhibit 10.1

                                                    ARTICLE VII

                                            DISCHARGE OF LOAN AGREEMENT

Section 701.      Full Discharge................................................................................    59
Section 702.      Unclaimed Funds...............................................................................    59

                                                   ARTICLE VIII

                                          DEFAULT PROVISIONS AND REMEDIES

Section 801.      Event of Default..............................................................................    59
Section 802.      Acceleration of Stated Maturity; Rescission and Annulment.....................................    61
Section 803.      Collection of Indebtedness....................................................................    62
Section 804.      Remedies......................................................................................    62
Section 805.      Agent May Enforce Claims Without Possession of Notes..........................................    63
Section 806.      Allocation of Money Collected.................................................................    63
Section 807.      Limitation on Suits...........................................................................    64
Section 808.      Unconditional Right of Holders to Receive Principal and Interest..............................    64
Section 809.      Restoration of Rights and Remedies............................................................    64
Section 810.      Rights and Remedies Cumulative................................................................    65
Section 811.      Delay or Omission Not Waiver..................................................................    65
Section 812.      Control by Majority of Holders................................................................    65
Section 813.      Waiver of Past Defaults.......................................................................    65
Section 814.      Undertaking for Costs.........................................................................    66
Section 815.      Waiver of Stay or Extension Laws..............................................................    66
Section 816.      Reserved......................................................................................    66
Section 817.      Sale of Collateral............................................................................    66
Section 818.      Action on Notes...............................................................................    67

                                                    ARTICLE IX

                                                     THE AGENT

Section 901.      Appointment and Authorization.................................................................    67
Section 902.      Delegation of Duties..........................................................................    67
Section 903.      Liability of Agent............................................................................    68
Section 904.      Reliance by the Agent.........................................................................    68
Section 905.      Notice of Default.............................................................................    68
Section 906.      Credit Decision...............................................................................    69
Section 907.      Indemnification...............................................................................    69
Section 908.      Agent in Individual Capacity..................................................................    70
Section 909.      Successor Agent...............................................................................    70

                                                                              E5

Exhibit 10.1

                                                     ARTICLE X

                                CONDITIONS OF EFFECTIVENESS AND SUBSEQUENT ADVANCES

Section 1001.     Effectiveness.................................................................................    71
Section 1002.     Subsequent Advances...........................................................................    72
Section 1003.     [Reserved]....................................................................................    73
Section 1004.     Incremental Amendments........................................................................    73

                                                    ARTICLE XI

                                             EARLY AMORTIZATION EVENT

Section 1101.     Early Amortization Event......................................................................    73

                                                    ARTICLE XII

                                             MISCELLANEOUS PROVISIONS

Section 1201.     Compliance Certificates and Opinions..........................................................    74
Section 1202.     Form of Documents Delivered to Agent..........................................................    75
Section 1203.     Acts of Holders...............................................................................    75
Section 1204.     Inspection....................................................................................    76
Section 1205.     Limitation of Rights..........................................................................    77
Section 1206.     Covenant Calculation..........................................................................    77
Section 1207.     Effect on Prior Agreement.....................................................................    77
Section 1208.     Severability..................................................................................    77
Section 1209.     Notices.......................................................................................    77
Section 1210.     Consent to Jurisdiction.......................................................................    77
Section 1211.     Captions......................................................................................    78
Section 1212.     Governing.....................................................................................    78
Section 1213.     No Petition...................................................................................    78
Section 1214.     General Interpretive Principles...............................................................    78
Section 1215.     Counterparts..................................................................................    79
Section 1216.     CONSENT TO JURISDICTION.......................................................................    79
Section 1217.     Judgment Currency.............................................................................    79
Section 1218.     WAIVER OF JURY TRIAL..........................................................................    80
Section 1219.     Waiver of Immunity............................................................................    80
Section 1220.     Confidentiality...............................................................................    80
Section 1221.     Binding Effect; Assignability.................................................................    81
Section 1222.     Authorization.................................................................................    81
Section 1223.     No Restriction on Dividends...................................................................    81
Section 1224.     Authorization to File Financing Statements....................................................    82

                                                                              E6

Exhibit 10.1

EXHIBIT A  -  Depreciation Methods by Type of Container
EXHIBIT B  -  [Reserved]
EXHIBIT C  -  Form of Note
EXHIBIT D  -  List of Agreed Upon Procedures

SCHEDULE 1    Trademarks, patents, franchises and licenses
SCHEDULE 2    Scheduled Targeted Principal Balance Percentage
SCHEDULE 3    Percentage of Initial Commitment

                                                                              E7

Exhibit 10.1

         This Second Amended and Restated Loan Agreement, dated as of July 30, 1999, amended and restated as of July 19, 2001, and second amended and restated as of September 23, 2003 (as amended or supplemented from time to time as permitted hereby, the "Loan Agreement"), between CRONOS FINANCE (BERMUDA) LIMITED, a company organized and existing under the laws of the Islands of Bermuda (the "Issuer"), FORTIS BANK (NEDERLAND) N.V. (f/k/a MeesPierson N.V.), a Naamloze Vennootschap, as agent on behalf of the Noteholders (in such capacity, the "Agent") and itself, as the Noteholder (the "Initial Noteholder"), and NIB CAPITAL BANK N.V. ("NIB"), a Naamloze Vennootschap, and HOLLANDSCHE BANK-UNIE N.V. ("HBU"), a Naamloze Vennootschap, each as a Noteholder (a "Noteholder").

                              W I T N E S S E T H:

         WHEREAS, the parties hereto have agreed to amend and restate the terms of this Agreement in order to, inter alia, (i) increase the amount of the Initial Commitment from Fifty Million Dollars ($50,000,000) to Seventy Million Dollars ($70,000,000), (ii) increase the portion of the Initial Commitment to be provided by Fortis from Thirty Million Dollars ($30,000,000) to Forty Million Dollars ($40,000,000), (iii) increase the portion of the Initial Commitment to be provided by NIB from Fifteen Million Dollars ($15,000,000) to Twenty-Five Million Dollars ($25,000,000), (iv) exchange the promissory notes issued under the Amended and Restated Loan Agreement dated as of July 19, 2001, as previously amended, for new Notes and (v) to make certain other amendments, all upon the terms, and subject to the conditions, hereinafter set forth, and in reliance on the representations and warranties of Issuer set forth herein; and

                  WHEREAS, HBU's portion of the Initial Commitment shall remain Five Million Dollars ($5,000,000);

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows:

                                   ARTICLE I

                                   DEFINITIONS

                  Section 101. Defined Terms. Capitalized terms used in this Loan Agreement shall have the following meanings and the definitions of such terms shall be equally applicable to both the singular and plural forms of such terms:

                  Account Debtor: Any "account debtor," as such term is defined in Section 9-102(a)(3) of the UCC.

                  Accounts: Any "account," as such term is defined in Section 9-102(a)(2) of the UCC.

                  Accumulated Depreciation: As of any date of determination shall mean the excess of (i) the Original Equipment Cost of the Containers, over
(ii) the Net Book Value of such Containers as of the end of the most recently concluded fiscal quarter.

                                                                              E8

Exhibit 10.1

                  Address: With respect to any Noteholder, the office or offices of the Noteholder specified in the Note Register.

                  Adjusted LIBOR: For each Interest Period, an interest rate per annum (rounded upward to the nearest 1/16th of one percent (0.0625%)) determined pursuant to the following formula:

                  Adjusted LIBOR =               LIBOR
                                    ------------------------------------
                                    1.00 - Eurodollar Reserve Percentage

The Adjusted LIBOR shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

                  Administration Agreement: The Amended and Restated Administration Agreement, dated as of July 19, 2001, entered into between the Administrator and the Issuer, as such agreement shall be amended, supplemented or modified from time to time in accordance with its terms.

                  Administrator: Cronos Containers (Cayman) Ltd., a company organized under the laws of the Cayman Islands.

                  Advance: An advance made by the Noteholders pursuant to the provisions of Section 201 of this Loan Agreement.

                  Affiliate: With respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  Agent: The Person performing the duties of the Agent under this Loan Agreement, initially, Fortis.

                  Agent-Related Persons: Fortis and any successor Agent appointed pursuant to Article IX hereof, together with their respective Affiliates and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                  Aggregate Book Value of Net Finance Lease Receivables: As of any date of determination an amount equal to the sum of the Book Values of Net Finance Lease Receivables of all Eligible Containers that are subject to a Finance Lease.

                  Article 2A: Article 2A (or its equivalent) of the UCC.

                  Asset Base: As of any date of determination, an amount equal to the sum, without duplication:

                                                                              E9

Exhibit 10.1

                  (1) the product of (x) one of the following: (A) sixty-five percent (65%) so long as the Weighted Average Age is less than 7.0 years or (B) fifty-five percent at all times not covered by clause (A), and
                           (y) the sum of the Net Book Values (determined as of the Effective Date or the last day of immediately preceding Collection Period, as applicable) of all Eligible Containers that are not subject to a Finance Lease then owned by the Issuer that were manufactured prior to January 1, 2000;

                  (2) the product of (x) eighty percent (80%) and (y) the sum of the Net Book Values (determined as of the Effective Date or the last day of the immediately preceding Collection Period, as applicable) of all Eligible Containers that are not subject to a Finance Lease then owned by the Issuer that were manufactured on and after January 1, 2000;

                  (3) the product of (x) eighty percent (80%) and (y) the Aggregate Book Value of Net Finance Lease Receivables;

                  (4) 100% of the amounts then on deposit in immediately available funds in the Trust Account, plus, 100% of the amounts then on deposit in immediately available funds in the Restricted Cash Account in excess of the Restricted Cash Account Requirement (such amounts to be determined after giving effect to all withdrawals from and deposits to the Trust Account and the Restricted Cash Account on such date).

                  In determining the amount set forth in clause (y) of numbered subparagraphs (1) and (2) above, the Net Book Value of any Container that has been sold by the Issuer or that has suffered a Casualty Event shall be equal to zero.

                  Asset Base Certificate: A certificate completed by the Administrator with appropriate insertions setting forth the components of the Asset Base as of the last day of the Collection Period for which such certificate is submitted, which certificate shall be substantially in the form of Exhibit C to the Management Agreement and shall be certified by an Authorized Signatory.

                  Authorized Signatory: Any person designated by written notice delivered to the Agent as authorized to execute documents and instruments on behalf of any Person.

                  Availability: As of any date of determination for any Noteholder, the excess, if any, of (x) the Existing Commitment of such Noteholder on such date of determination, over (y) the Principal Balance of the Note owned by such Noteholder on such date of determination.

                  Bankruptcy Code: The United States Bankruptcy Reform Act of 1978, as amended.

                  Book Value of Net Finance Lease Receivable: With respect to any Container subject to a Finance Lease as of any date of determination, an amount equal to the book value of the net finance lease receivables as determined in accordance with GAAP.

                                                                             E10

Exhibit 10.1

                  Breakage Costs: Any amount or amounts as shall compensate a Noteholder for any loss, cost or expense incurred by such Noteholder in connection with funding obtained by it with respect to an Advance (as reasonably determined by such Noteholder) as a result of the failure of a requested Advance to be made when requested or a prepayment by the Issuer of all or a portion of principal or interest thereof; provided that Noteholders shall use reasonable efforts to mitigate such Breakage Costs.

                  Business Day: Any day other than a Saturday, a Sunday or a day on which banking institutions in Amsterdam, The Netherlands, Bermuda, The City of New York or in London are authorized or are obligated by law, executive order or governmental decree to be closed.

                  Carrier Lease: This term shall have the meaning set forth in the Management Agreement.

                  Casualty Event: Any of the following events with respect to any Container: (a) the actual total loss or compromised total loss of such Container, (b) such Container shall become lost, stolen, destroyed, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever,
(c) the seizure of such Container for a period exceeding sixty (60) days or the condemnation or confiscation of such Container (d) if such Container is subject to a Lease, such Container shall have been deemed under its Lease to have suffered a casualty loss as to the entire Container or (e) the sale of such Container at the end of its economic life.

                  Casualty Proceeds: Any payment by, or on behalf of, the Issuer from any source in connection with a Casualty Event with respect to a Container.

                  Change of Control: Any one or more of the following: (A) with respect to the Manager, the failure of the Manager to be a direct or indirect wholly-owned subsidiary of The Cronos Group; or (B) with respect to the Guarantor, any of the following events: (a) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Securities Act) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than fifty percent (50%) of the aggregate voting power of all classes of voting stock of the Guarantor; and (b) the Guarantor amalgamates or consolidates with, or merges with or into, another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person amalgamates or consolidates with, or merges with or into, the Guarantor, in any such event pursuant to a transaction in which the outstanding voting stock of all classes of the Guarantor is converted into or exchanged for cash, securities or other property, other than any such transaction in which (i) the outstanding voting stock of each class of the Guarantor is converted into or exchanged for voting stock (other than redeemable capital stock) of the surviving or transferee company or corporation and (ii) the holders of each class of the voting stock of the Guarantor immediately prior to such transaction own, directly or indirectly, not less than a majority of each class of the voting stock of the surviving or transferee company or corporation immediately after such transaction.

                                                                             E11

Exhibit 10.1

                  Chattel Paper: Any "chattel paper," as such term is defined in
Section 9-102(a)(11) of the UCC, arising out of or in any way related to the Containers and now owned or hereafter acquired by Issuer.

                  Class C Note: The Class C Note issued by Cronos Funding (Bermuda) Limited pursuant to a Master Loan Agreement, dated as of August 15, 1997.

                  Closing: The time at which each of the conditions precedent set forth in Article X of this Loan Agreement shall have been duly fulfilled or satisfied.

                  Code: The United States Internal Revenue Code of 1986, as amended, or any successor statute thereto.

                  Collateral: This term shall have the meaning set forth in
Section 401 of this Loan Agreement.

                  Collection Period: The period commencing on the Effective Date and ending on the next succeeding Collection Period Date and thereafter each successive calendar month commencing on the day after a Collection Period Date and ending on the next succeeding Collection Period Date.

                  Collection Period Date: The last day of each calendar month so long as any Note issued hereunder is Outstanding.

                  Container: Any dry cargo, refrigerated, tank or special purpose container (including, but not limited to, open top, bulk, flat rack, high cube and cellular palletwide containers) owned by the Issuer and held for lease or hire.

                  Container Related Agreement: Any agreement relating to the Containers or agreements relating to the use, lease or management of such Containers whether in existence on the Effective Date or thereafter acquired, including, but not limited to, all Leases, the Management Agreement, the Purchase Agreement, the Administration Agreement and the Chattel Paper.

                  Container Representations and Warranties: This term shall have the meaning set forth in the Purchase Agreement.

                  Container Sale Agreement: This term shall have the meaning set forth in the Purchase Agreement.

                  Contracts: All contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments), arising out of or in any way related to the Containers, in or under which Issuer may now or hereafter have any right, title or interest, including, without limitation, the Management Agreement, the Administration Agreement, each Purchase Agreement (including any Container Sale Agreements and Substitute Container Contribution Agreements issued pursuant to the terms of such Purchase Agreement), any Interest Rate Hedge Agreements and any related agreements, security interests or UCC or

                                                                             E12

Exhibit 10.1

other financing statements and, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

                  Conversion Date: means the earlier to occur of (i) the Final Payment Date or (ii) the date on which an Early Amortization Event occurs; provided that in either case, if such date is not a Banking Date, the Banking Day immediately preceding such date.

                  Debt Service Coverage Ratio: The ratio, measured at the end of each calendar quarter, of (i) the sum of (a) the consolidated net earnings of the twelve (12) month period immediately preceding each such quarter end date and (b) depreciation and amortization for the twelve (12) month period immediately preceding each such quarter end date and (c) non-cash charges (including but not limited to deferred taxes) for the twelve (12) month period immediately preceding each such quarter end date less (d) non-cash income for the twelve (12) month period immediately preceding each such quarter end date, divided by (ii) the aggregate principal portion of interest bearing consolidated indebtedness due within the following twelve (12) months, in each case as determined in accordance with United States generally accepted accounting principles and as reported on the most recently available quarterly financial statement of The Cronos Group.

                  Determination Date: The second Business Day prior to any Payment Date.

                  Disposition Fee: This term shall have the meaning set forth in the Management Agreement.

                  Distributable Cash Flow: This term shall have the meaning set forth in Section 302(a) of this Loan Agreement.

                  Distribution Report: This term shall have the meaning set forth in the Management Agreement.

                  Documents: Any "documents," as such term is defined in Section 9-102(a)(30) of the UCC, arising out of or in any way related to the Containers and now owned or hereafter acquired by the Issuer.

                  Dollars or the sign $: Lawful money of the United States of America.

                  Drawdown Date: Any Business Day on which an Advance is made.

                  Early Amortization Event: The occurrence of any of the events or conditions set forth in Article XI hereof.

                  Effective Date: The date on which the second amendment and restatement of the Original Loan Agreement occurs, which for purposes of this Loan Agreement shall be deemed to be September 23, 2003.

                  Eligible Container: Any Container which, when considered with all other Containers then owned by the Issuer, shall comply with each of the following requirements:

                                                                             E13

Exhibit 10.1

                           (i) Maximum Concentration of Refrigerated Containers. After giving effect to the transfer of Containers on any Transfer Date, the sum of the Net Book Values of all Eligible Containers then owned by the Issuer which are refrigerated Containers shall not be greater than an amount equal to fifty percent (50%) of the aggregate Net Book Value of all Eligible Containers on such Transfer Date; and

                           (ii) Maximum Concentration of Tank Containers. After giving effect to the transfer of Containers on any Transfer Date, the sum of the Net Book Values of all Eligible Containers then owned by the Issuer which are tank Containers shall not be greater than an amount equal to twenty-five percent (25%) of the aggregate Net Book Value of all Eligible Containers on such Transfer Date; and

                           (iii) Maximum Concentration of Specialized Containers. After giving effect to the transfer of Containers on any Transfer Date, the sum of the Net Book Values of all Eligible Containers then owned by the Issuer which are special Containers (including, but not limited to, open top, flat rack, bulk flat rack, cellular palletwide containers and roll trailers) shall not be greater than twenty-five percent (25%) of the aggregate Net Book Value of all Eligible Containers on such Transfer Date; and

                           (iv) Maximum Concentration of Eligible R12 Equipment. After giving effect to the transfer of Containers on or after the Effective Date, the sum of the Net Book Values of all Eligible R12 Equipment shall not be greater than $1,500,000; and

                           (v) Specifications. The Container conforms to the applicable Seller's standard specifications for that category of container and to any applicable standards promulgated by applicable international standards organizations; and

                           (vi) Container Representations and Warranties. The Container complies with the Container Representations and Warranties; and

                           (vii) Concentration of Finance Leases. After giving effect to the transfer of Containers on any Transfer Date, the Aggregate Book Value of Net Finance Lease Receivables does not exceed an amount equal to the product of
                  (a) fifteen percent (15%) and (b) the Asset Base; and

                           (viii) Bankrupt Lessees. As of the related Transfer Date, the Container is not then under lease to a lessee which, to the best knowledge of the Manager, is the subject of an Insolvency Proceeding; and

                           (ix) Casualty Losses. To the best knowledge of the Manager, the Container shall not have been subject to a Casualty Event.

                  Eligible R12 Equipment: Any R12 Equipment that is owned by or transferred to the Issuer on or after the Effective date, provided that the equipment is on lease on the Effective Date or on the Transfer Date and remains on lease on each date of determination.

                                                                             E14

Exhibit 10.1

                  Equipment: This term shall have the meaning set forth in
Section 9-102(a)(33) of the UCC.

                  ERISA: The United States Employee Retirement Income Security Act of 1974, as amended.

                  ERISA Affiliate: With respect to any Person, any other Person meeting the requirements of Section 414(b), (c), (m) or (o) of the Code.

                  Eurodollar Disruption Event: The occurrence of any of the following: (a) a determination by a Noteholder that it would be contrary to law or to the directive of any central bank or other governmental authority (whether or not having the force of law) to obtain United States dollars in the London interbank market to make, fund or maintain any Advance, (b) the failure of one or more of the Reference Banks to furnish timely information for the purposes of determining the Adjusted LIBOR, (c) a determination by a Noteholder that the rate at which deposits of United States dollars are being offered to such Noteholder in the London interbank market does not accurately reflect the cost to such Noteholder of making, funding or maintaining any Advance or (d) the inability of such Noteholder to obtain United States dollars in the London interbank market to make, fund or maintain any Advance.

                  Eurodollar Reserve Percentage: The maximum reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of one percent (0.01%)) in effect on the date LIBOR for such Interest Period is determined (whether or not applicable to any Bank) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding having a term comparable to such Interest Period.

                  Event of Default: The occurrence of any of the events or conditions set forth in Section 801 of the Loan Agreement.

                  Excluded Amounts: Any payments received from a lessee under a Lease in connection with any taxes, fees or other charges imposed by any Governmental Authority, or indemnity payments for the benefit of the originator of such Lease or maintenance payments made pursuant to such Lease or other maintenance agreement.

                  Exculpated Parties: This term shall have the meaning set forth in Section 204(e) hereof.

                  Existing Commitment: With respect to any Noteholder, the purchase limit or commitment set forth in the Note Purchase Agreement, as such commitment may be reduced from time to time in accordance with the terms hereof and the Note Purchase Agreement. As of the Effective Date, the Existing Commitment of HBU will remain Five Million Dollars ($5,000,000), the Existing Commitment of Fortis will be increased to Forty Million Dollars ($40,000,000) and the Existing Commitment of NIB will be increased to Twenty-Five Million Dollars ($25,000,000).

                                                                             E15

Exhibit 10.1

                  Facility Fee: This shall be an amount set forth in the Fee Letter, dated as of September 23, 2003, between Cronos Finance (Bermuda) Limited and Fortis.

                  Federal Reserve Board: The Board of Governors of the United States Federal Reserve System or any successor thereto.

                  Final Payment Date: September 23, 2004, or if such date is not a Banking Date, the Banking Day immediately preceding such date.

                  Finance Lease: This term shall have the meaning set forth in the Purchase Agreement.

                  Fortis: Fortis Bank (Nederland) N.V. (f/k/a MeesPierson N.V.), and its successors and assigns.

                  Gearing Ratio: For The Cronos Group (on a consolidated basis), means the ratio of (i) Total Debt and capital lease obligations to (ii) Tangible Net Worth.

                  Generally Accepted Accounting Principles or GAAP: Those generally accepted accounting principles and practices which are recognized as such by (i) in the case of the United States, the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof or (ii) in all other cases, by the appropriate boards or governing bodies in such jurisdiction.

                  General Intangibles: Any "general intangibles," as such term is defined in Section 9-102(a)(42) of the UCC, arising out of or in any way related to the Containers and now owned or hereafter acquired by Issuer and, in any event, shall include, without limitation, all right, title and interest which Issuer may now or hereafter have in or under any Contract, interests in partnerships, joint ventures and other business associations, licenses, permits, software, data bases, data, materials and records, claims in or under insurance policies, including unearned premiums, uncertificated securities, deposit accounts, rights to receive tax refunds and other payments and rights of indemnification.

                  Governmental Authority: This term shall mean (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.

                  Gross Container Revenues: This term shall have the meaning set forth in the Management Agreement.

                  Guarantor: The Cronos Group, a Luxembourg societe anonyme holding and its successors and permitted assigns.

                                                                             E16

Exhibit 10.1

                  Guarantor Event of Default: The occurrence of any of the events or conditions set forth in Section 7 of the Guaranty, after the expiration of the applicable grace and cure periods.

                  Guaranty: The Guaranty, dated as of July 19, 2001, by the Guarantor in favor of the Agent on behalf of the Noteholders, as such agreement shall be amended, supplemented or modified from time to time in accordance with its terms.

                  Holder: See Noteholder.

                  Indemnified Party: This term shall have the meaning set forth in Section 208 hereof.

                  Indebtedness: With respect to any Person means, without duplication, (a) any obligation of such Person for borrowed money, including, without limitation, (i) any obligation incurred through the issuance and sale of bonds, debentures, notes or other similar debt instruments, and (ii) any obligation for borrowed money which is non-recourse to the credit of such Person but which is secured by any asset of such Person, (b) any obligation of such Person on account of deposits or advances, (c) any obligation of such Person for the deferred purchase price of any property or services, except accounts payable arising in the ordinary course of such Person's business, (d) any obligation of such Person as lessee under a capital lease, (e) any Indebtedness of another secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person and (f) any obligation in respect of interest rate hedging agreements.

                  Independent Accountant: Deloitte & Touche LLP or any other accounting firm which is (i) "independent" with respect to The Cronos Group and its Affiliates within the meaning of the Securities Act and the applicable published rules and regulations thereunder and (ii) otherwise reasonable acceptable to the Majority of Holders.

                  Initial Commitment: Seventy Million Dollars ($70,000,000).

                  Instruments: Any "instrument," as such term is defined in
Section 9-102(a)(47) of the UCC arising out of or in any way related to the Containers and now owned or hereafter acquired by Issuer, including, without limitation, all notes, certificated securities, and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                  Insolvency Law: The Bankruptcy Code or similar insolvency, reorganization or debtor's rights law of any applicable jurisdiction in each case whether now or hereafter in effect.

                  Insolvency Proceeding: For any Person, any of the following events:

                  (a) the commencement of any case or other proceeding, in any court, seeking the liquidation, reorganization, dissolution or winding up of such Person or the readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or any substantial part of its assets, or any similar action with respect to such Person under any law relating to

                                                                             E17

Exhibit 10.1

         bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect for a period of 60 days; or an order for relief in respect of such Person shall be entered in an involuntary case under any Insolvency Law, or

                  (b) the commencement of any voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or such Person shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or the like, of such Person or any substantial part of its property, or such Person shall make any general assignment for the benefit of its creditors, or such Person shall fail to, or admit in writing its inability to, pay its debts generally as they become due.

                  Interest Arrearage: For any Payment Date, an amount equal to the excess, if any, of (a) the Interest Payment for such Payment Date and any outstanding Interest Arrearage from the immediately preceding Payment Date plus, to the extent permitted by law, interest on such amounts at the Interest Rate from the immediately preceding Payment Date through (but not including) the current Payment Date minus (b) the amount of Interest Payment and Interest Arrearage actually distributed to the Noteholders on such Payment Date.

                  Interest Coverage Ratio: For any Person on a consolidated basis, as of any date of determination, the ratio of (a) the sum of (i) Net Income for the four (4) immediately preceding fiscal quarters, (ii) the amount of the provision for income taxes included in the determination of such Net Income, and (iii) all interest expense (including amortized loan fees and including interest on intercompany indebtedness) for borrowed money included in the determination of such Net Income to (b) the sum of interest expense (excluding amortized loan fees and, including to the extent paid, interest on intercompany indebtedness) for the four (4) immediately preceding fiscal quarters for borrowed money.

                  Interest Payment: For any Payment Date, an amount equal to the product of (i) (A) if the Interest Rate is based on Adjusted LIBOR, a fraction, the numerator of which shall be equal to the actual number of days elapsed during the Interest Period ending on the immediately preceding Banking Day and the denominator of which is equal to 360, or (B) if the Interest Rate is based on Prime Rate, the numerator of which shall be equal to the actual number of days elapsed during the Interest Period ending on the immediately preceding Banking Day and the denominator of which is equal to 365 or 366, as appropriate,
(ii) the Interest Rate for the immediately preceding Interest Period and (iii) the Principal Balance on the immediately preceding Payment Date (or, in the case of the first Payment Date following the Effective Date, on the Effective Date), after giving effect to any Principal Payments and Principal Arrearage paid on such preceding Payment Date.

                  Interest Period: The one-month period, commencing on a Payment Date and ending on the Banking Day immediately preceding the next succeeding Payment Date; provided, however, the initial Interest Period commence on the Effective Date and shall end on October 14, 2003.

                                                                             E18

Exhibit 10.1

                  Interest Rate: For each Interest Period, a rate per annum equal to (A) except during the continuation of a Eurodollar Disruption Event, the sum of (i) Adjusted LIBOR for such Interest Period plus (ii) either (x) if no Early Amortization Event is continuing or an Early Amortization Event has occurred solely by reason of clause (6) of Section 1101, two and one quarter percent (2.25%) per annum or (y) at all times not covered by clause (x), two and three quarters percent (2.75%) or (B) during the continuation of a Eurodollar Disruption Event, the sum of (i) the Prime Rate in effect for each Interest Period and (ii) either (x) if no Early Amortization Event is continuing or an Early Amortization Event has occurred solely by reason of clause (6) of Section 1101, two and one quarter percent (2.25%) per annum, or (y) at all times not covered by clause (x), two and three quarters percent (2.75%).

                  Interest Rate Hedge Agreement: Any interest rate swap agreement, cap agreement or other similar agreement entered into by the Issuer.

                  Interest Rate Hedge Provider: Any counterparty to an Interest Rate Hedge Agreement entered into by the Issuer.

                  Inventory: Any "inventory," as such term is defined in Section 9-102(a)(48) of the UCC.

                  Investment: When used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of securities of any other Person or by means of loan, advance, capital contribution, guaranty or other debt or equity participation or interest, or otherwise, in any other Person, including any partnership and joint venture interests of such Person in any other Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

                  Irrevocable Proxy: The irrevocable proxy, dated as of July 30, 1999, by The Cronos Group in favor of an officer of the Agent.

                  Issuer: Cronos Finance (Bermuda) Limited, a company organized and existing under the laws of Bermuda, and its permitted successors and permitted assigns.

                  Issuer Expenses: For any Collection Period, overhead and all other costs, expenses and liabilities of the Issuer (other than Direct Operating Expenses paid pursuant to the Management Agreement and any Management Fee) payable during such Collection Period (including costs and expenses permitted to be paid to or by the Administrator in connection with the conduct of the Issuer's business), in each case determined on a cash basis, including but not limited to the following:

                           (i)      administration expenses;

                           (ii)     accounting and audit expenses of the Issuer;

                           (iii) premiums for liability, casualty, fidelity, directors and officers and other insurance;

                                                                             E19

Exhibit 10.1

                           (iv)     directors' fees and expenses;

                           (v)      legal fees and expenses;

                           (vi)     other professional fees; and

                           (vii) taxes (including personal or other property taxes and all sales, value added, use and similar taxes).

                  Notwithstanding the foregoing, Issuer Expenses shall not include (1) depreciation or amortization on the Containers and (2) payments of the principal balance of, and interest or premium (if any) on the Notes.

                  Lease: Each and every item of chattel paper, installment sales agreement, equipment lease or rental agreement (including progress payment authorizations) to which a Container is subject, including any Carrier Lease. The term "Lease" includes (a) all payments to be made thereunder relating to a Container, (b) all rights of Issuer therein, and (c) any and all amendments, renewals, extensions or guaranties thereof.

                  Legal Final Payment Date: Five (5) years after the first Payment Date immediately succeeding the Conversion Date.

                  Letter-of-Credit Rights: This term shall have the meaning set forth in Section 9-102(a)(51) of the UCC.

                  LIBOR: The London Inter-Bank Offered Rate (determined solely by the Agent), rounded upward to the nearest 1116th of one percent (0.0625%), at which Dollar deposits are offered to the Agent by major banks in the London interbank market at or about 11:00 a.m., London Time, on a LIBOR Determination Date in an aggregate amount approximately equal to the then outstanding principal balance of the Notes and for a period of time comparable to the number of days in the applicable Interest Period. The determination of LIBOR by the Agent shall be conclusive in the absence of manifest error.

                  LIBOR Determination Date: The second Banking Day prior to the first day of the related Interest Period.

                  Lien: Any security interest, lien, charge, pledge, equity or encumbrance of any kind.

                  List of Containers: This term shall have the meaning set forth in the Purchase Agreement.

                  Loan Agreement: This Second Amended and Restated Loan Agreement, dated as of September 23, 2003, among the Issuer, the Agent and the Noteholders, and all amendments hereof and supplements hereto.

                  Majority of Holders: The Noteholders representing more than sixty-six and two-thirds percent (66 2/3%) of the then unpaid principal balance of the Notes then Outstanding.

                                                                             E20

Exhibit 10.1

                  Management Agreement: The Amended and Restated Management Agreement, dated as of July 19, 2001, entered into by and between the Manager and the Issuer, as such agreement shall be amended, supplemented or modified from time to time in accordance with its terms.

                  Management Fee: For any Collection Period, the amount calculated as set forth in the Management Agreement.

                  Management Fee Arrearage: For any Payment Date, an amount equal to the excess, if any, of (a) the Management Fee for such Payment Date and any unpaid Management Fees from all prior Payment Dates over (b) the amount of Management Fee and Management Fee Arrearage actually paid to the Manager on such Payment Date.

                  Management Period: The period commencing on the Closing Date and ending on the next succeeding Management Period Date and thereafter each successive period of three consecutive months during the Term commencing on the day after a Management Period Date and ending on the next succeeding Management Period Date.

                  Management Period Date: The last day of each April, July, October and January during the Term.

                  Manager: The Person performing the duties of the Manager under the Management Agreement; initially, Cronos Containers (Cayman) Ltd., a company organized under the laws of the Cayman Islands, and its successors and permitted assigns.

                  Manager Default: The occurrence of any of the events or conditions set forth in Section 9 of the Management Agreement, after the expiration of the applicable grace and cure periods.

                  Managing Officer: Any representative of the Administrator involved in, or responsible for, the management of the day-to-day operations of the Issuer and the administration and servicing of the Containers and the other Collateral whose name appears on a list of managing officers furnished to Issuer and the Agent by the Administrator, as such list may from time to time be amended.

                  Material Adverse Change: Any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse change whatsoever upon the validity or enforceability of any Transaction Document, (b) is or could reasonably be expected to be material and adverse to the condition (financial or otherwise) or business operations of the Guarantor, Issuer, Administrator or Manager, individually or taken together as a whole, (c) materially impairs or could reasonably be expected to materially impair the ability of the Guarantor, Issuer, Administrator or Manager to perform its obligations under the Transaction Documents, or (d) materially impairs or could reasonably be expected to materially impair the ability of Agent to enforce any of its or their legal remedies pursuant to the Transaction Documents.

                  Net Book Value: With respect to any Container as of any date of determination, an amount equal to the net book value (determined in accordance with GAAP using the

                                                                             E21

Exhibit 10.1

depreciation method set forth in Exhibit A hereto) as of the end of the immediately preceding Collection Period.

                  Net Container Revenues: This term shall have the meaning set forth in the Management Agreement.

                  Net Income: For any Person, as calculated for any period of determination, the net income (or net losses) for such period.

                  Note: Any one of the Notes issued pursuant to the terms of this Loan Agreement, substantially in the form of Exhibit C hereto.

                  Noteholder or Holder: The person in whose name a Note is registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request or demand, the interest evidenced by any Note registered in the name of the Seller or the Issuer or any Affiliate of any of them known to be such an Affiliate by the Agent shall not be taken into account in determining whether the requisite percentage of the Aggregate Principal Balance of the Outstanding Notes necessary to effect any such consent, waiver, request or demand is represented.

                  Note Register: The register maintained by the Agent pursuant to Section 205 of this Loan Agreement.

                  Officer's Certificate: A certificate signed by a duly authorized officer of the Person who is required to sign such certificate which, in the case of the Issuer, may be a certificate signed by an authorized officer of the Administrator.

                  Opinion of Counsel: A written opinion of counsel, who, unless otherwise specified, may be counsel employed by the Issuer, Guarantor, Seller or the Manager, in each case reasonably acceptable to the Person or Persons to whom such Opinion of Counsel is to be delivered. The counsel rendering such opinion may rely (i) as to factual matters on a certificate of a Person whose duties relate to the matters being certified, and (ii) insofar as the opinion relates to local law matters, upon opinions of local counsel.

                  Original Equipment Cost: With respect to any Container, the sum of (i) the vendor's or manufacturer's invoice price of such Container and
(ii) all reasonable and customary inspection, transport, and initial positioning costs necessary to put such Container in service.

                  Other Taxes: This term shall have the meaning set forth in
Section 208 of this Loan Agreement.

                  Outstanding: When used with reference to the Notes and as of any particular date, any Note theretofore and thereupon being authenticated and delivered except:

                           (i) any Note cancelled by the Agent or proven to the satisfaction of the Agent to have been duly cancelled by the Issuer at or before said date;

                                                                             E22

Exhibit 10.1

                           (ii) any Note, or portion thereof, called for payment or redemption for which monies equal to the principal amount or redemption price thereof, as the case may be, with interest to the date of maturity or redemption, shall have theretofore been deposited with the Agent (whether upon or prior to maturity or the redemption date of such Note);

                           (iii) any Note in lieu of or in substitution for which another Note shall subsequently have been authenticated and delivered; and

                           (iv) any Note held by the Guarantor, Manager, Issuer, the Seller or any of their respective Affiliates.

                  Outstanding Obligations: As of any date, all accrued interest payable on, and the then unpaid principal balance of, all Notes issued under this Loan Agreement and all other amounts owing to Noteholders or to any Person under the Loan Agreement.

                  Overdue Rate: A rate per annum equal to the sum of (i) the applicable Interest Rate plus (ii) two percent (2%).

                  Patents: This term shall have the meaning set forth in the Collateral Agreement, dated as of November 16, 2001, by and among Cronos Equipment (Bermuda) Limited, a company organized and existing under the laws of the Island of Bermuda, Cronos Finance (Bermuda) Limited, a company organized and existing under the laws of the Island of Bermuda, and Fortis Bank (Nederland) N.V. (f/k/a MeesPierson N.V.), a Naamloze Vennootschap, as the secured party.

                  Payment Date: The fifteenth day of each month or, if such day is not a Business Day, the immediately preceding Business Day.

                  Payment Intangible: Any "payment intangible," as such term is defined in Section 9-102(a)(61) of the UCC, arising out of or in any way related to the Containers and now owned or hereafter acquired by Issuer.

                  Permitted Liens: With respect to the Collateral, any or all of the following: (i) Liens for taxes not yet delinquent or which are being contested in good faith by appropriate Proceedings and for the payment of which adequate reserves are provided by the Manager; (ii) with respect to the Containers, carriers', warehousemen's, mechanics, or other like Liens arising in the ordinary course of business and relating to amounts not yet due or which shall not have been overdue for a period of more than sixty (60) days or which are being contested in good faith by appropriate Proceedings and for the payment of which adequate reserves are provided by the Manager; (iii) with respect to the Containers, Leases entered into in the ordinary course of business providing for the leasing of Containers; and (iv) Liens created by this Agreement; provided that any Proceedings of the type described in clauses (i) and (ii) above could not reasonably be expected to subject the Agent or any Noteholder to any civil or criminal penalty or liability or involve any significant risk of material loss, sale or forfeiture of all or any material portion of the Collateral.

                                                                             E23

Exhibit 10.1

                  Person: An individual, a partnership, a limited liability company, a corporation, a joint venture, an unincorporated association, a joint-stock company, a trust, or other entity or a government or any agency or political subdivision thereof.

                  Plan: An "employee benefit plan," as such term is defined in ERISA, established or maintained by Issuer or any ERISA Affiliate or as to which Issuer or any ERISA Affiliate contributes or is a member or otherwise may have any liability.

                  Potential Event of Default: A condition or event which, after notice or lapse of time or both, will constitute an Event of Default.

                  Prime Rate: For any day, the weighted average of Fords' cost of funds (as determined in good faith by Fords) for such day. The prime rate is a rate set by a Noteholder based upon various factors, including such Noteholder's costs and desired return, general economic conditions and other factors, and is neither directly tied to an external rate of interest or index or necessarily the lowest or best rate of interest actually charged by such Noteholder at any given time to any customer or particular class of customers for any particular credit extension. A Noteholder may make commercial or other loans at rates of interest at, above or below its prime rate.

                  Principal Arrearage: For any Payment Date, an amount equal to the excess, if any, of (a) the Principal Payment for such Payment Date and all prior Payment Dates, over (b) the amount of Principal Payment and Principal Arrearage actually distributed to the Noteholders on such Payment Date and all prior Payment Dates.

                  Principal Balance: With respect to any Note as of any date of determination, an amount equal to the excess of (x) the sum of (A) the unpaid principal balance of such Note on the Effective Date and (B) the sum of all Advances made on or subsequent to the Effective Date, over (y) the cumulative amount of all principal payments (including principal prepayments) actually paid to such Noteholder subsequent to the Effective Date.

                  Proceeding: Any suit in equity, action at law, or other judicial or administrative proceeding.

                  Proceeds: "Proceeds," as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, shall include, without limitation,
(a) any and all Accounts, Chattel Paper, Instruments, cash or other proceeds payable to Issuer from time to time in respect of the Collateral, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Issuer from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable to Issuer from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral above by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (d) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  Pro Rata: With respect to the Noteholders, in proportion to the unpaid principal balances of their respective Notes at any given time.

                                                                             E24

Exhibit 10.1

                  Prospective Owner: Each prospective initial Holder acquiring a Note, each prospective transferee acquiring a Note, and each prospective owner of a beneficial interest in a Note acquiring such beneficial interest.

                  Purchase Agreement: When used in the singular, either of, and, when used in the plural, both of (i) the Purchase Agreement, dated as of July 30, 1999, among Cronos Equipment (Bermuda) Limited, Cronos Containers Limited, Cronos Capital Corp., and the Issuer as amended by amendment no. 1 thereto and
(ii) the Purchase Agreement, dated as of July 19, 2001, among Cronos Containers Limited, Cronos Containers (Cayman) Ltd. and the Issuer, and all amendments and supplements thereto.

                  R12 Equipment: Refrigerated container where the coolant is refrigerant R12.

                  Rated Institutional Noteholder: An institutional Noteholder whose long term unsecured debt obligations are then rated BBB- or better by Standard & Poor's Rating Services and Baa-3 or better by Moody's Investors Service, Inc.

                  Record Date: With respect to any Payment Date, the last Business Day of the month preceding the month in which the related Payment Date occurs.

                  Reference Banks: The banks designated by the Agent for the determination of LIBOR in accordance with Section 202(c) of this Loan Agreement.

                  Reportable Event: This term shall have the meaning given to such term in ERISA.

                  Restricted Cash Account Requirement: For any Payment Date, an amount equal to the quotient of (A) product of (x) the Principal Balance on such Payment Date, after giving effect to all Advances and all principal payments to be made on such date and (y) the Interest Rate then in effect divided by (B) four (4).

                  Restricted Cash Account: The account or accounts established pursuant to Section 306 of this Loan Agreement.

                  Rule 144A: Rule 144A under the Securities Act, as such Rule may be amended from time to time.

                  Scheduled Principal Payment Amount: On any Payment Date, one of the following:

                  (1) for any Payment Date prior to the Conversion Date, zero;

                  (2) for any Payment Date following the Conversion Date, the excess, if any, of (x) the sum of the Principal Balances of all Notes then Outstanding, over (y) the Scheduled Targeted Principal Balance for the Notes for such Payment Date.

                                                                             E25

Exhibit 10.1

                  Scheduled Targeted Principal Balance: On any Payment Date following the Conversion Date, an amount equal to the product of (x) the sum of the unpaid Principal Balances of all Notes Outstanding on the Conversion Date and (y) the percentage set forth opposite such Payment Date (based on the number of months elapsed from the Conversion Date) on Schedule 2 hereto under the column entitled "Scheduled Targeted Principal Balance." The Scheduled Targeted Principal Balance will be based on a five (5) year schedule with monthly installments totaling to 10%, 20%, 20%, 20%, and 30% of the unpaid Principal Balance at the Conversion Date for the first, second, third, fourth, and fifth year, respectively.

                  Securities Act: The United States Securities Act of 1933, as amended from time to time.

                  Seller: Any or all, as the context may require, of (i) Cronos Equipment (Bermuda) Limited, a company organized and existing under the laws of the Islands of Bermuda, (ii) Cronos Containers Limited, a company organized and existing under the laws of the United Kingdom, (iii) Cronos Capital Corp., a corporation organized and existing under the laws of the State of California and
(iv) Cronos Containers (Cayman) Ltd., a company organized and existing under the laws of the Cayman Islands.

                  Seller Notes: This term shall have the meaning given to such term in the Purchase Agreement.

                  State: Any state of the United States of America and, in addition, the District of Columbia.

                  Stock Pledge Agreements: Any or all, as the context may require, of: (i) the Amended and Restated Issuer Stock Pledge Agreement, dated as of July 19, 2001, between The Cronos Group and the Agent with respect to the shares of the Issuer and (ii) the Amended and Restated Stock Pledge Agreement, dated as of July 19, 2001, between The Cronos Group and the Agent, with respect to the shares of Cronos Holdings Investments (US) Inc.

                  Subsidiary: A Person means any corporation, association, partnership, joint venture or other business entity of which more than fifty percent (50.0%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof.

                  Supporting Obligations: This term shall have the meaning set forth in Section 9-102(a)(77) of the UCC.

                  Tangible Net Worth: As of any date of determination, an amount equal to the excess of:

                  (a) the total stockholders' equity of The Cronos Group and its consolidated Subsidiaries, over

                  (b) all intangible assets included in the amount set forth in clause (a), in each case as determined in accordance with GAAP and as reported on the

                                                                             E26

Exhibit 10.1

                  most recently available financial statements of The Cronos Group delivered to the Agent in accordance with the terms of the Transaction Documents;

                  provided, however, that for purposes of this definition, any adjustments, both positive and negative, to either or both of the amounts set forth in either clause (a) or clause (b) arising from the implementation of Statement of Financial Accounting Standards No. 133 issued by the Financial Accounting Standards Board shall be disregarded for purposes of this calculation.

                  Tangible Net Worth Leverage Ratio: For The Cronos Group (on a consolidated basis), means the ratio of (i) Total Liabilities to (ii) Tangible Net Worth.

                  Taxes: Shall have the meaning set forth in Section 209 of this Loan Agreement.

                  Term: For the Management Agreement, the period commencing on the Closing Date and ending on the close of business on the date on which all outstanding obligations under the Loan Agreement shall have been paid in full, unless earlier terminated in accordance with the provisions hereof.

                  The Cronos Group: The Cronos Group, a societe anonyme holding organized and existing under the laws of the Grand Duchy of Luxembourg.

                  Total Debt: At the end of each quarter, the sum of all debt, as determined in accordance with GAAP and as reported on the most recently available quarterly financial statements of The Cronos Group.

                  Total Liabilities: At the end of each quarter, the sum of all liabilities, as determined in accordance with GAAP and as reported on the most recently available quarterly financial statements of The Cronos Group.

                  Transaction Documents: Any and all of the Loan Agreement, Notes, the Management Agreement, the Purchase Agreement, the Administration Agreement, the Irrevocable Proxy, the Guaranty, the Stock Pledge Agreements, and any and all other agreements, documents and instruments executed and delivered by or on behalf or support of Issuer with respect to the issuance and sale of the Notes, as the same may from time to time be amended, modified, supplemented or renewed.

                  Transfer Date: This term shall have the meaning given to such term in the Purchase Agreement.

                  Trust Account: The account or accounts established by the Issuer for the benefit of the Agent pursuant to Section 302 of the Loan Agreement.

                  UCC: The Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Agent's security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than

                                                                             E27

Exhibit 10.1

the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions. The Uniform Commercial Code as in effect in the applicable jurisdiction.

                  Unused Commitment: With respect to any Noteholder as of any date of determination, the excess of (i) the Existing Commitment then in effect for such Noteholder, over (ii) the Principal Balance of the Note owned by such Noteholder as of such date of determination after giving effect to all Advances made and all principal payments to be received by such Noteholder on such date of determination.

                  Warranty Purchase Amount: This term shall have the meaning set forth in the Purchase Agreement.

                  Weighted Average Age of the Equipment: As of any date of determination shall be equal to the quotient of (A) the sum for each Eligible Container of the product of (i) the age of such Eligible Container and (ii) the then Net Book Value of such Eligible Container, divided by (B) the sum of the then Aggregate Net Book Values. The Weighted Average Age of the Equipment will be calculated only with respect to Eligible Containers.

                  Section 102. Other Definitional Provisions.

                  (a) All terms defined in this Loan Agreement shall have the defined meanings when used in any agreement, certificate or other document made or delivered pursuant hereto, unless otherwise defined therein.

                  (b) As used in this Loan Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Loan Agreement or in any such certificate or other document, and accounting terms partly defined in this Loan Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Loan Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP or regulatory accounting principles, the definitions contained in this Loan Agreement or in any such certificate or other document shall control.

                  (c) With respect to any Collection Period, the "related Determination Date," the "related Record Date," and the "related Payment Date," shall mean the Determination Date, Record Date, and Payment Date respectively, next following the end of such Collection Period, and the relationships among Determination Dates, Payment Dates and Record Dates shall be correlative to the foregoing relationships.

                  Section 103. Interpretation of Loan Agreement. A Section, an Exhibit or a Schedule is, unless otherwise stated, a reference to a section hereof, an exhibit hereto or a schedule hereto, as the case may be. Section captions used in this Loan Agreement are for convenience only, and shall not affect the construction of this Loan Agreement. The words "hereof," "herein," "hereto" and "hereunder "and words of similar purport when used in this

                                                                             E28

Exhibit 10.1

Loan Agreement shall refer to this Loan Agreement as a whole and not to any particular provision of this Loan Agreement.

                  Section 104. Payments, Computations, Etc.

                  (a) Unless otherwise expressly provided herein, all amounts to be paid or deposited by or on behalf of the Issuer hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (Amsterdam time) on the day when due in immediately available funds, in Dollars, to the applicable account.

                  (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, such extension of time shall in such case be included in the computation of payment of interest or any fee payable hereunder, as the case may be.

                                   ARTICLE II

                      COMMITMENT OF NOTEHOLDERS; THE NOTES

                  Section 201. Amounts and Terms of the Loan Noteholder Commitments.

                  (a) Commitments. Subject to the terms and conditions of this Loan Agreement and in reliance upon the representations, warranties and covenants set forth herein, each Noteholder shall make its portion of the Initial Commitment available to the Issuer on the Effective Date. The portions of the Initial Commitment attributable to Fortis, HBU and NIB on the Effective Date are set forth in Schedule 3.

                  (b) Reduction of Commitments. The Issuer may on not less than five (5) Business Days' prior written notice to the Agent, reduce permanently the undrawn amount of the Existing Commitment, in whole or in part; provided, however, that (i) each such reduction must be for an amount of not less than five million Dollars ($5,000,000) and any reductions in excess thereof must be in integral multiples of $1,000,000 and (ii) after giving effect to such reduction, the sum of the Existing Commitments of all Noteholders must at least equal the sum of the Principal Balances of all Notes then Outstanding. Each such notice of reduction or termination of a commitment shall be irrevocable.

                  (c) Advances. Prior to the Conversion Date, each Note shall be a revolving note with a maximum principal amount equal to the Existing Commitment then in effect for the related Noteholder and the Issuer, subject to the terms and conditions of this Agreement, may borrow, repay and reborrow amounts in respect of the Commitments. After the Conversion Date, the unpaid Principal Balance shall become due and payable in accordance with Schedule 2 attached hereto as long as no Early Amortization Event has occurred. The Agent shall maintain a record of all Advances and repayments made on the Notes and absent manifest error such records shall be conclusive.

                  (d) Funding of Advance. On the Drawdown Date requested by the Issuer and presuming that the Issuer shall have satisfied all applicable conditions precedent set forth in

                                                                             E29

Exhibit 10.1

Article X hereof, each Noteholder shall, subject to the terms and conditions of this Loan Agreement, deposit with the account designated by the Issuer by wire transfer of same day funds not later than 1:00 p.m. (Amsterdam time) an amount equal to its Pro Rata share of the requested Advance; provided, however, that each Advance by each Noteholder shall be for an amount (A) not less than the lesser of (x) its then unused Existing Commitment and (y) such Noteholder's Pro Rata share of Five Hundred Thousand Dollars ($500,000), and (B) not greater than the lesser of (x) the Availability of such Noteholder on such Business Day and
(z) such Noteholder's Pro Rata share of the Asset Base; provided, further, that in the event that any Noteholder fails to make an Advance in accordance with its Existing Commitment, then the other Noteholder(s) shall not be obligated to fund their Pro Rata share of the defaulted Noteholder(s).

                  (e) Request for Advance. Each request for an Advance shall be submitted in writing to the Agent by not later than 1:00 p.m. (Amsterdam time) on the third Business Day prior to the date of the requested Advance. Such notice shall include (i) a calculation of the Asset Base (calculated to include any containers to be acquired with the proceeds of such Advance and (ii) the amount of such Advance to be funded by each Noteholder. The Issuer's request shall be irrevocable when given and shall be in a minimum aggregate amount equal to the lesser of (i) Five Hundred Thousand Dollars ($500,000) and (ii) the then unused Existing Commitment. Issuer shall pay interest on the Notes at the rates and in the manner set forth in Section 202 hereof. Each request for an Advance shall constitute a reaffirmation by Issuer that (1) no Event of Default, Early Amortization Event or Manager Default has occurred and is continuing and (2) the representations and warranties contained in the Transaction Documents are true, correct and complete in all material respects to the same extent as though made on and as of the date of the request, except to the extent such representations and warranties specifically relate to an earlier date, in which event they shall be true, correct and complete in all material respects as of such earlier date.

                  If (i) any Advance requested by the Issuer is not, for any reason whatsoever related to a default or nonperformance by the Issuer, made or effectuated on the date specified therefor or (ii) any optional prepayment of the Notes is not made when specified by notice in writing by the Issuer to the Agent, the Issuer shall pay Breakage Costs.

                  Section 202. Interest Payments on the Notes and Commitment
Fee.

                  (a) Interest on Notes. Each Note shall bear interest on the unpaid Principal Balance thereof at a rate per annum equal to the Interest Rate for the applicable Interest Period. Interest on the Notes shall be payable on each Payment Date from amounts on deposit in the Trust Account in accordance with Section 302(a) of this Loan Agreement. Interest shall be calculated on the basis of actual days elapsed in a year consisting of (i) 360 days if the Interest Rate is based on Adjusted LIBOR, or (ii) 365 or 366 days if the Interest Rate is based on the Prime Rate. Subject to the terms of this Loan Agreement relating to the prepayments of the Notes, the unpaid Principal Balance of, and all accrued interest on, the Note and all other amounts payable by the Issuer under the Transaction Documents shall be due and payable on the Legal Final Payment Date.

                  (b) Overdue Interest. If the Issuer shall default in the payment of the principal of or interest on any Note or on any other amount becoming due under this Loan Agreement or

                                                                             E30

Exhibit 10.1

any other Transaction Document, the Issuer shall from time to time pay interest on such unpaid amounts, to the extent permitted by applicable law, to, but not including, the date of actual payment (after as well as before judgment), at a rate per annum equal to the Overdue Rate, for the period during which such principal, interest or other amount shall be unpaid. All such overdue interest shall be payable from amounts on deposit in the Trust Account in accordance with
Section 302(a) of this Loan Agreement.

                  (c)      Determination of LIBOR.

                  (i) On each LIBOR Determination Date, the Agent shall determine LIBOR for the next succeeding Interest Period for a period equal to one month on the basis of the offered LIBOR quotations, appearing on Telerate Page 3750 as of 11:00 a.m., London Time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars are offered by the Reference Banks at approximately 11:00 a.m., London Time, on the LIBOR Determination Date to prime banks in the London interbank market for a period of one month commencing on that day. The Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Agent at approximately 11:00 a.m. (New York time) on that day for loans in U.S. Dollars to leading European banks for a period of one month commencing on that day.

                  (ii) If necessary, on each LIBOR Determination Date, the Agent shall designate the banks that shall act as the Reference Banks for the succeeding Interest Period. The Agent may conclusively rely and shall be protected in relying upon the offered quotations (whether electronic, written or oral) of the selected Reference Banks.

                  (iii) The establishment of LIBOR, and the subsequent calculation of the Interest Rate for each Interest Period by the Agent in the absence of manifest error, shall be final and binding. Promptly upon the determination of LIBOR, the Interest Rate applicable to the Interest Period to which such LIBOR determination relates shall be delivered by facsimile transmission from the Agent to the Issuer, the Administrator and the Noteholders.

                  (d) Commitment Fee. On each Payment Date occurring in the months of March, June, September and December, the Issuer shall pay a commitment fee (the "Commitment Fee") to each Noteholder in an amount equal to the sum for each day during the three immediately preceding Collection Periods of (x) 0.50%,
(y) a fraction (expressed as percentage) the numerator of which is one and the denominator of which is equal to the actual number of days in the applicable year and (z) the Availability of such Noteholder on such date. Such Commitment Fee shall be payable from amounts then on deposit in the Trust Account in accordance with Section 302 hereof.

                  (e) Renewal Fee. In the event that the Conversion Date is extended without restructuring any material terms of this Agreement for a period of 364 days, or some portion thereof, on the Final Payment Date, the Issuer shall pay or cause to be paid a renewal fee (the

                                                                             E31

Exhibit 10.1

"Renewal Fee") to each Noteholder in an amount equal to the product of (x) 0.15% and (y), the final commitment of each respective Noteholder as shall be determined by the Agent. In the event that the Conversion Date is extended with restructuring of material terms for a period of 364 days, or some portion thereof, the Noteholders shall be entitled to an arrangement fee, to be determined at that time by the Noteholders. No such extension of the Conversion Date shall be effective unless the same shall be in writing and consented to by all of the Noteholders.

                  Section 203. Principal Payments on the Notes.

                  (a) Scheduled Amortization of Notes. The principal balance of the Notes shall be payable on each Payment Date from amounts on deposit in the Trust Account in an amount equal to (i) so long as no Early Amortization Event is continuing, the Scheduled Principal Payment Amount for such Payment Date, or (ii) if an Early Amortization Event is then continuing, the then aggregate Note Principal Balance shall be payable in full to the extent that funds are available for such purposes in accordance with the provisions of clause (7) of Section 302(a) hereof. The unpaid Principal Balance of each Note together with all unpaid interest (including any overdue interest), fees, expenses, costs and other amounts payable by the Issuer to the Noteholders pursuant to the terms hereof, shall be due and payable in full on the earlier to occur of (x) the date on which an Event of Default shall occur and the Notes have been accelerated in accordance with the provisions of Section 802 hereof and (y) the Legal Final Payment Date.

                  (b) Voluntary Prepayment of Notes. The Issuer may, from time to time, and upon at least five (5) Business Days' prior written irrevocable notice to the Agent and each Noteholder, make an optional prepayment of principal of the Notes, in whole or in part; provided, however, that (i) any partial prepayment of principal shall be in a minimum amount of Two Hundred Fifty Thousand Dollars ($250,000) and (ii) the Issuer may not utilize any funds on deposit in the Restricted Cash Account for such purposes. The Issuer shall promptly confirm any telephonic notice of prepayment in writing. Any optional Prepayment of principal made by the Issuer pursuant to this Section 203(b) shall also include (i) accrued interest to the date of the prepayment on the principal balance being prepaid and (ii) if such prepayment is being made on a day other than a Payment Date, any Breakage Costs; provided, however, that no Prepayment Fee shall be required in connection with any prepayment required pursuant to the terms of this Loan Agreement in accordance with Section 2.03(c) or (d).

                  (c) Mandatory Redemption Upon Change of Control. If a Change of Control occurs with respect to the Manager or The Cronos Group, the Issuer shall at the direction of the Agent (acting at the written direction of the Noteholders) redeem the Notes 60 days after receipt of notice requesting such redemption for a purchase price equal to the then outstanding principal balance of such Notes plus all accrued interest thereon and all other amounts owing pursuant to this Loan Agreement and the other Transaction Documents.

                  (d) Mandatory Prepayment of Notes Due to Asset Base Imbalance. If the then unpaid principal balance of the Notes exceeds the Asset Base, the Issuer shall promptly (but in any event no later than the time required by Section 1101(2)) make a mandatory prepayment of the principal balance of the Notes in an amount equal to such excess; provided, however, if such Asset Base imbalance is caused solely by the reduction in the advance rate from 65% to 55% due

                                                                             E32

Exhibit 10.1

to the Weighted Average Age of the Containers exceeding seven (7) years, then the period of ten (10) consecutive days provided to remedy such condition shall be extended to six (6) months thereafter.

                  Section 204. The Notes.

                  (a) The Advances made by each Noteholder shall be evidenced by a grid Note, issued in fully registered form and substantially in the form of Exhibit C attached hereto which Notes shall be known as "Cronos Finance (Bermuda) Limited Secured Notes." The Agent shall maintain a record of all Advances and repayments made on the Notes and absent manifest error such records shall be conclusive.

                  (b) The Payment Date with respect to the Notes shall be the fifteenth day of each month, or, if such day is not a Business Day, the immediately preceding Business Day.

                  (c) Payments of principal and interest on the Notes shall be payable from funds on deposit in the Trust Account, the Restricted Cash Account and the Guaranty at the times and in the amounts set forth in Article III hereof. All payments of principal and interest on the Notes shall be paid to the Noteholders reflected in the Note Register as of the related Record Date by wire transfer of immediately available funds for receipt prior to 11:00 a.m. (Amsterdam time) on the related Payment Date. Any payments received by a Noteholder after 11:00 a.m. (Amsterdam time) on any day shall be considered to have been received on the next succeeding Business Day.

                  (d) The Notes shall be executed on behalf of the Issuer by the President or any Vice-President or director of the Issuer. In case any officer of the Issuer whose signature shall appear on the Notes shall cease to be an officer of the Issuer before the delivery of such Notes, such signature or facsimile signature shall nevertheless be valid and sufficient for all purposes.

                  (e) No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under this Loan Agreement or any certificate, statement or other writing delivered in connection herewith or therewith, against any incorporator, subscriber, agent, administrator, shareholder, partner, officer or director, as such, of the Issuer or any predecessor, successor, Affiliate or controlling person of the Issuer, or against any stockholder of a corporation, partner of a partnership or beneficiary or equity owner of a trust, succeeding thereto (all of the foregoing, collectively, the "Exculpated Parties"), it being understood (and each holder of Note, by its acceptance thereof, shall be deemed to have consented and agreed) that recourse shall be solely to the Collateral. The Issuer and any director or officer or employee or agent of the Issuer may rely in good faith on any document of any kind prima facie properly executed and submitted by a Person respecting any matters arising hereunder. No suit, claim or proceeding shall be brought against the Exculpated Parties or any of them for any obligation under or relating to the Notes, this Loan Agreement or any agreement, instrument, certificate or other document delivered in connection therewith.

                  Section 205. Registration; Registration of Transfer and Exchange of Notes. (a) The Agent shall keep at its principal office books for the registration and transfer of the Notes (the "Note Register"). The Issuer hereby appoints the Agent as its registrar and transfer agent to

                                                                             E33

Exhibit 10.1

keep such books and make such registrations and transfers as hereinafter set forth in this Section 205. The names and addresses of the Holders of all Notes and all transfers of, and the names and addresses of the transferee of, all Notes will be registered in such Note Register. The Person in whose name any
Note is registered shall be deemed and treated as the owner and Holder thereof for all purposes of this Loan Agreement, and the Agent and the Issuer shall not be affected by any notice or knowledge to the contrary. If a Person other than the Agent is appointed by the Issuer to maintain the Note Register, the Issuer will give the Agent prompt written notice of such appointment and of the location, and any change in the location, of the successor note registrar, and the Agent shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Agent shall have the right to rely upon a certificate executed on behalf of the note registrar by an officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

                  (b) Payments of principal, premium, if any, and interest on any Note shall be payable on each Payment Date only to the registered Holder thereof on the Record Date immediately preceding such Payment Date. The principal of, premium, if any, and interest on each Note shall be payable at the principal office of the Agent in immediately available funds in such coin or currency of the United States of America as at the time for payment shall be legal tender for the payment of public and private debts. Notwithstanding the foregoing or any provision in any Note to the contrary, if so requested by the registered Holder of any Note by written notice to the Agent, all amounts payable to such registered Holder may be paid either (i) by crediting the amount to be distributed to such registered Holder to an account maintained by such registered Holder with the Agent or by transferring such amount by wire to such other bank in the United States, including a Federal Reserve Bank, as shall have been specified in such notice, for credit to the account of such registered Holder maintained at such bank, or (ii) by mailing a check to such registered Holder to the address specified in such notice, in either case without any presentment or surrender of such Note to the Agent at the principal office of the Agent.

                  (c) In the event that a Noteholder shall request a new Note or Note(s) in different denominations, such Noteholder shall surrender to the Issuer the Note(s) then held by such Noteholder against receipt from the Issuer of new Note(s) which in the aggregate shall evidence the then unpaid principal balance of the Note(s) so surrendered.

                  (d) Any service charge made or expense incurred by the Agent for any such registration, discharge from registration or exchange referred to in this Section 205 shall be paid by the Noteholder. The Agent or the Issuer may require payment by the Holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection therewith.

                  (e) Any Note is transferable, with the prior written consent of all other Noteholders to any Person only upon the delivery to the Issuer (with a copy to the Agent) of all of the following: (i) the Note to be so transferred, (ii) an assignment executed by the existing Holder or its duly authorized attorney, (iii) a certification from the transferring Noteholder to the effect that such transfer is made in a transaction which does not require registration under the Securities Act and pursuant to an effective registration or qualification under any foreign or State securities or "Blue Sky" laws, or in a transaction which does not require such registration or

                                                                             E34

Exhibit 10.1

qualification and (iv) an acknowledgment by the transferee that it is bound by the terms and conditions of this Agreement, including its obligation to make Advances. Upon satisfaction of the requirements set forth in the preceding sentence, the Issuer shall execute and deliver to the transferee a new Note the same as the Note so surrendered.

                  (f) Any Noteholder may at any time sell participating interests in any Note issued hereunder to one or more commercial banks or other Persons; provided, however, that (i) such Noteholder's obligations under the Transaction Documents shall remain unchanged, (ii) such Noteholder shall remain solely responsible for the performance of such obligations, (iii) Issuer and the Agent shall continue to deal solely and directly with such Noteholder in connection with such Noteholder's rights and obligations under the Transaction Documents and (iv) all other Noteholders shall have given their prior written consent thereto.

                  Section 206. Mutilated, Destroyed, Lost and Stolen Notes. (a) If (i) any mutilated Note is surrendered to the Agent, or the Agent receives evidence to its satisfaction of the destruction, loss or theft of any Note, and
(ii) there is delivered to the Agent such security or indemnity as it and the Issuer may require to hold the Issuer and the Agent harmless (the unsecured indemnity of a Rated Institutional Noteholder being deemed satisfactory for such purpose), then the Issuer shall execute and the Issuer shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same maturity and of like terms as the mutilated, destroyed, lost or stolen Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven days shall be, due and payable, or shall have been called for redemption, the Issuer may pay such destroyed, lost or stolen Note when so due or payable instead of issuing a replacement Note.

                  (b) If, after the delivery of such replacement Note, or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Agent shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Agent in connection therewith.

                  (c) The Agent may, for each new Note delivered under the provisions of this Section 206, require the advance payment by the Noteholder of the expenses, including counsel fees, service charges and any tax or governmental charge which may be incurred by the Agent. Any Note issued under the provisions of this Section 206 in lieu of any Note alleged to be destroyed, mutilated, lost or stolen, shall be equally and proportionately entitled to the benefits of this Loan Agreement with all other Notes. The provisions of this
Section 206 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  Section 207. Delivery, Retention and Cancellation of Notes. Each Noteholder is required, and hereby agrees, to return to the Agent, within 30 days after the Legal Final Payment Date, any Note on which the final payment due thereon has been made. Any such Note as to which the Agent has made or holds the final payment thereon shall be deemed cancelled and shall no longer be Outstanding or outstanding for any purpose of this Loan Agreement, whether or not such Note is ever returned to the Agent. Matured Notes delivered upon final

                                                                             E35

Exhibit 10.1

payment to the Issuer and any Notes transferred or exchanged for other Notes shall be cancelled and destroyed by the Issuer. If the Agent, for its own account, shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes. If the Issuer shall acquire any of the Notes, such acquisition shall operate as a redemption or satisfaction of the indebtedness represented by such Notes. Notes which have been cancelled by the Issuer shall be deemed paid and discharged for all purposes under this Loan Agreement.

                  Section 208. Taxes.

                  (a) Any and all payments by the Issuer on the Notes shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, fees, duties, levies, imposts, deductions, charges or withholdings, whatsoever imposed by any Governmental Authority, and all liabilities with respect thereto, excluding, in the case of each Noteholder and any Person to whom a Noteholder has sold an interest in the Note owned by such Noteholder (such Noteholder and any such person being an "Indemnified Party"), such taxes as are imposed on or measured by each Indemnified Party's net income by the jurisdiction under the laws of which such Indemnified Party, as the case may be, is organized or maintains an office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

                  (b) In addition, the Issuer shall pay (i) any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Loan Agreement or any other documents related to the issuance of the Notes and (ii) any present or future taxes, withholdings or liabilities relating to the use, possession or leasing of the Containers (hereinafter referred to as "Other Taxes").

                  (c) If any Taxes or Other Taxes are directly asserted or imposed against any Indemnified Party, the Issuer shall indemnify and hold harmless such Indemnified Party for the full amount of the Taxes or Other Taxes (including any Taxes or Other Taxes asserted or imposed by any jurisdiction on amounts payable under this Section 208) paid by the Indemnified Party and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted or imposed. Payment under this indemnification shall be made within thirty (30) days from the date the Indemnified Party makes written demand therefor. The Indemnified Party, in its discretion also may, but shall not be obligated to, pay such Taxes or Other Taxes and the Issuer will promptly pay such additional amount (including any penalties, interest or expenses, except for, in the event the Indemnified Party fails to deliver notice of such assertion of Taxes or Other Taxes to the Issuer within ninety (90) days after it has received notice of such assertion or imposition of Taxes or Other Taxes, any such penalties, interest or expenses which would not have arisen but for the failure of the Indemnified Party to so notify the Issuer of such assertion or imposition of Taxes or Other Taxes) as is necessary in order that the net amount received by the Indemnified Party after the payment of such Taxes or Other Taxes (including any Taxes on such additional amount) shall equal the amount the Indemnified Party would have received had not such Taxes or Other Taxes been asserted or imposed. The Indemnified Party shall return to the Issuer the amount of any Taxes or Other Taxes for which it receives a refund,

                                                                             E36

Exhibit 10.1

net of any income or other taxes that it will be required to pay as a result of the receipt of such refund.

                  (d) If the Issuer shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Indemnified Party, then:

                           (i)      the sum payable shall be increased as
necessary so that after making all required deductions such Indemnified Party receives an amount equal to the sum it would have received had no such deduction or withholding been made;

                           (ii)     the Issuer shall make such deduction or
withholding; and

                           (iii)    the Issuer shall pay the full amount
deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (e) Within thirty (30) days after the date of any payment by the Issuer of Taxes or Other Taxes, the Issuer shall furnish to each of the Noteholders the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Noteholders.

                  (f) If the Issuer fails to pay any Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Indemnified Party, the required receipts or other required documentary evidence, the Issuer shall indemnify the Indemnified Party for any incremental Taxes or Other Taxes, interest or penalties that may become payable by the Indemnified Party as a result of any such failure.

                  (g) If the Issuer is required to pay additional amounts to any Indemnified Party pursuant to Section 208, then such Indemnified Party shall use its reasonable efforts (consistent with legal and regulatory restrictions) to change its Address so as to eliminate any such additional payment by the Indemnified Party which may thereafter accrue if such change in the judgment of such Indemnified Party is not otherwise disadvantageous to such Indemnified Party.

                  (h) In addition, if requested by the Issuer in writing within 15 Business Days after receipt of notice from any Indemnified Party of the liability for any Taxes or Other Taxes pursuant to this Section 208, such Indemnified Party shall in good faith diligently contest in the name of the Issuer the validity, applicability and amount of such Taxes or Other Taxes by
(x) resisting payment of the Tax or Other Taxes, fee or other charge, (y) not paying the same except under protest, if protest is necessary and proper, or (z) if payment is made, seeking a refund in appropriate administrative or judicial proceedings. Notwithstanding anything to the contrary herein, in no event shall any such contest by such Indemnified Party with respect to the imposition of any Taxes or Other Taxes for which the Issuer is obligated to pay pursuant to this
Section 208 be initiated or permitted to continue, unless (i) the Issuer and the Guarantor shall have agreed in writing to promptly pay, and shall pay to such Indemnified Party within 10 days after request for such payment, on an after-tax basis, any and all expenses associated with such contest (including all out of pocket costs, expenses, reasonable outside legal and accounting fees and disbursements, penalties, fines, additions to tax and interest thereon), (ii) no Event of Default shall have occurred and be continuing, (iii) in the reasonable determination of the Indemnified

                                                                             E37

Exhibit 10.1

Party, the action to be taken will not (A) result in any material danger or risk of sale, forfeiture or loss of, or the creation of any Lien on the Collateral or
(B) result in the risk of any criminal or non-tax civil penalties, (iv) the Issuer shall have provided at the Issuer's expense to such Indemnified Party an opinion of independent tax counsel (selected by the Issuer and reasonably acceptable to such Indemnified Party) to the effect that there is a reasonable basis for contesting such Taxes or Other Taxes and (v) the amount of the potential indemnity exceeds $25,000. The Indemnified Party shall from time to time keep the Issuer informed of all aspects of any such proceeding and shall from time to time consult with the Issuer and its counsel with respect to any such proceeding.

                  Section 209. Illegality. (a) If an Indemnified Party shall determine that it is unlawful to maintain any investment in any Note at a rate based upon LIBOR, the Issuer shall prepay in full all Notes then outstanding, together with interest accrued thereon and any Breakage Costs, either on the last day of the Interest Period thereof if the Indemnified Party may lawfully continue to maintain such investment in any Note at a rate based upon LIBOR to such day, or immediately, if the Indemnified Party may not lawfully continue to maintain such investment in any Note at a rate based upon LIBOR.

                  (b) If any Noteholder shall require the Issuer to prepay any Note immediately as provided in Section 209(a), then concurrently with such prepayment, the Issuer shall issue to the affected Noteholder and the affected Noteholder shall purchase, in the amount of such repayment, a loan or note at a rate which, in the sole discretion of the affected Noteholder, reflects an index based on the Prime Rate.

                  (c) Before giving any notice to the Issuer pursuant to this Section, the affected Noteholder shall designate a different Address with respect to its LIBOR Notes if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Noteholder, be illegal or otherwise disadvantageous to the Noteholder.

                  Section 210. Increased Costs. If any Indemnified Party shall determine that, due to either (a) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of LIBOR) in or in the interpretation of any law or requirement of law or (b) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Indemnified Party of agreeing to maintain their investment in any Note at a rate of interest based upon LIBOR, then the Issuer shall be liable for, and shall from time to time, upon demand therefor by such Indemnified Party, pay to such Indemnified Party such additional amounts as are sufficient to compensate such Indemnified Party for such increased costs.

                  Section 211. Inability to Determine Rates. If the Agent shall have determined that for any reason adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, the Agent will forthwith give notice of such determination to the Issuer and each Noteholder. Thereafter, the obligation of the Noteholders to maintain their investment in any Note at a rate of interest based upon LIBOR hereunder shall be suspended until the Agent, upon the instruction of the Majority of Holders, revokes such notice in writing. During such

                                                                             E38

Exhibit 10.1

period of suspension, the Issuer shall issue and the Noteholders shall purchase a note at a rate described in the last clause of Section 209(b) hereof.

                  Section 212. Capital Requirements. If any Indemnified Party shall determine that any change after the date of this Loan Agreement in any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards," or the adoption after the date hereof of any other law or requirement of law regarding capital adequacy, or any change after the date of this Loan Agreement in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any Governmental Authority charged with the enforcement or interpretation or administration thereof, or compliance by any Indemnified Party (or any Address of the Indemnified Party) or the Indemnified Party's holding company with any request or directive regarding capital adequacy of any such Governmental Authority, has or would have the effect of reducing the rate of return on the Indemnified Party's capital or on the capital of the Indemnified Party's holding company, if any, as a consequence of maintaining its investment in a Note at a rate of interest based upon LIBOR to a level below that which the Indemnified Party or the Indemnified Party's holding company could have achieved but for such adoption, change or compliance (taking into consideration the Indemnified Party's policies and the policies of the Indemnified Party's holding company with respect to capital adequacy) by an amount reasonably deemed by the Indemnified Party to be material, then, upon written demand by the Indemnified Party, the Issuer shall pay to the Indemnified Party, from time to time such additional amount or amounts as will compensate the Indemnified Party or the Indemnified Party's holding company for any such reduction suffered. Without affecting its rights under this Section 212 or any other provision of this Loan Agreement, the Indemnified Party agrees that if there is any increase in any cost to or reduction in any amount receivable by the Indemnified Party with respect to which the Issuer would be obligated to compensate the Indemnified Party pursuant to this Section 212, the Indemnified Party shall use reasonable efforts to select an alternative Address which would not result in any such increase in any cost to or reduction in any amount receivable by the Indemnified Party; provided, however, that the Indemnified Party shall not be obligated to select an alternative lending office if the Indemnified Party determines that
(i) as a result of such selection the Indemnified Party would be in violation of any applicable law, or would incur material, additional costs or expenses, or
(ii) such selection would be unavailable for regulatory reasons.

                  Section 213. Place and Time of Payment. All payments to be made by the Issuer hereunder (including payments with respect to the Note) shall be made without set-off or counterclaim and shall be made in immediately available funds by the Issuer to the Agent for the account of the Noteholders in accordance with their Pro Rata share. All such payments shall be made to the Agent prior to 11:00 a.m., Amsterdam time, on the date due, by deposit in the Trust Account or at such other place as may be designated by the Agent to the Issuer in writing. Any payments received after 11:00 a.m., Amsterdam time, shall be deemed received on the next Banking Day. The Agent shall promptly remit to each Noteholder in the same type of funds as payment was received, each Noteholder's share according to its respective interest of all such payments received by the Agent for the account of such Noteholder. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a date other than a Business

                                                                             E39

Exhibit 10.1

Days, such payment may be made on the next succeeding Business Day, and such extension of time shall be included in the computation of payment of interest or any fees.

                  Section 214. Offset. In addition to and not in limitation of all rights of offset that the Agent or any Noteholder may have under applicable law, the Agent and each Noteholder shall, upon the occurrence of any Event of Default or any Potential Event of Default, have the right to appropriate and apply to the payment of each Note any and all balances, credits, deposits, accounts or moneys of the Issuer or Guarantor then or thereafter with the Agent or any Noteholder.

                  Section 215. Proration of Payments. If any Noteholder shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset, setoff, banker's lien, counterclaim or otherwise) on account of principal of or interest on the Note in excess of its Pro Rata share of payments and other recoveries obtained by all Noteholders on account of principal of and interest on the Note, such Noteholder shall purchase from the other Noteholders such participation interest as shall be necessary to cause such purchasing Noteholder to share the excess payment or other recovery Pro Rata with each of them; provided, however, that if all, or any portion of, the excess payment or other recovery is thereafter recovered, from such purchasing Noteholder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. The Issuer agrees that the Noteholder so purchasing a participation from the other Noteholders under this
Section 215 may exercise all its rights of payment, including the right of set-off, with respect to such participation as fully as if such Noteholder were the direct creditor of the Issuer in the amount of such participation.

                                  ARTICLE III

                   PAYMENT OF NOTES; STATEMENTS TO NOTEHOLDERS

                  Section 301. Trust Account. On or prior to Effective Date, the Issuer shall establish the Trust Account with, and in the name of, the Agent for the benefit of the Noteholders; such account to be entitled "Cronos Finance (Bermuda) Limited/Fortis Trust Account". The Trust Account shall be under the sole dominion and control of the Agent for the benefit of the Noteholders. The Issuer shall cause the Manager to deposit in the Trust Account all Net Container Revenues for the immediately preceding Collection Period by not later than the Determination Date immediately succeeding such Collection Period. The Issuer shall not establish any additional accounts, other than the Restricted Cash Account, without the prior written consent of the Agent.

                  Section 302. Distributions from Trust Account. (a) On each Payment Date, the Agent, based on the Distribution Report, shall distribute an amount equal to the sum of (1) all amounts on deposit in the Trust Account as of the last day of the related Collection Period, (2) amounts deposited in the Trust Account from the Restricted Cash Account in accordance with Section 306(b) of this Loan Agreement, (3) payments received from an Interest Rate Hedge Provider pursuant to an Interest Rate Hedge Agreement and (4) any earnings on investments pursuant to Section 303 of this Loan Agreement (the sum of (1), (2), (3) and (4), the

                                                                             E40

Exhibit 10.1

"Distributable Cash Flow"), to the following Persons in the following order of priority, with no payment being made toward any item unless and until all prior items have been fully satisfied:

                  (1) if no Event of Default is continuing, to the Manager by wire transfer of immediately available funds, an amount equal to the sum of (x) Management Fee Arrearage and (y) Management Fee;

                  (2) to an Interest Rate Hedge Provider, any payments owing under an Interest Rate Hedge Agreement other than termination payments;

                  (3) on the Payment Dates occurring in the months of March, June, September and December, to the Agent by wire transfer of immediately available funds, the amount of the product of (x) one-quarter and (y) $35,000 and any other fees and expenses of the Agent then due and payable;

                  (4) to such Persons as the Administrator shall direct the amount of any Issuer Expenses then due and payable that have not been paid by the Manager in accordance with the terms of the Management Agreement;

                  (5) to each Holder of a Note on the immediately preceding Determination Date, pro rata, by wire transfer of immediately available funds (to the account that the Noteholder has designated to the Agent in writing on or prior to the Business Day immediately preceding such Payment Date), an amount equal to the sum of (A) the sum of (x) the Interest Payment and (y) Interest Arrearage, if any and (B) the sum of (x) the Commitment Fees then owing and (y) any unpaid Commitment Fees from all prior Payment Dates;

                  (6) To each Noteholder, any Scheduled Principal Payment Amount then due and payable to such Noteholder;

                  (7) on the Legal Final Payment Date or any Payment Date on which an Event of Default or Early Amortization Event is then continuing, to the Noteholders, pro rata, the unpaid Principal Balance of the Notes;

                  (8) to each Noteholder, any overdue interest, prepayment premium, Other Taxes or indemnification payments (including any amounts payable pursuant to Section 210 and Section 212 hereof) then due and payable;

                  (9) to the Restricted Cash Account, the amount necessary, if any, to restore the amount on deposit in the Restricted Cash Account on such Payment Date (after giving effect to withdrawals on such Payment Date) to the Restricted Cash Account Requirement;

                  (10) to an Interest Rate Hedge Provider, any termination payments owing under any Interest Rate Hedge Agreement;

                                                                             E41

Exhibit 10.1

                  (11) if an Event of Default is continuing, to the Manager by wire transfer of immediately available funds, an amount equal to the sum of (x) Management Fee Arrearage and (y) Management Fee;

                  (12) to the Manager, any Disposition Fees then due and payable;

                  (13) to the Manager, any indemnification payments owing by the Issuer to the Manager pursuant to Section 18 of the Management Agreement;

                  (14) to the Administrative Agent, any indemnification payment owed by the Issuer pursuant to Section 109 of the Administration Agreement; and

                  (15)     to the Issuer or its designee the excess, if any, of
                           (i) any remaining Distributable Cash Flow over (ii) the sum of the estimated amounts of Subparagraphs
                           (4), (5), if applicable, and (6) of this Section 302(a) that will be due on the immediately succeeding Payment Date (which amounts shall be retained in the Trust Account until the immediately succeeding Payment Date).

                  (b) If the amounts to be distributed on any Payment Date are not sufficient (after giving effect to payments by the Guarantor) to make payment in full to the Noteholders with respect to any of clauses described in
Section 302(a) above, then payments to Noteholders pursuant to any such clause will be allocated to such Noteholders on a pro rata basis based on the amount payable to each such Noteholder pursuant to each such clause.

                  Section 303. Investment of Monies Held in the Trust Account and Restricted Cash Account. The Agent shall invest any cash deposited in the Trust Account and the Restricted Cash Account in Eligible Investments. Each Eligible Investment (including reinvestment of the income and proceeds of Eligible Investments) shall be held to its maturity and shall mature not later than the Business Day immediately preceding the next succeeding Payment Date. Any earnings on Eligible Investments in the Trust Account and the Restricted Cash Account shall be retained in each such account and be distributed in accordance with the terms of this Loan Agreement.

                  Section 304. Reports to Noteholders. (a) By January 31 of each calendar year following any year during which the Notes are outstanding, commencing January 31, 2004, the Agent will, to the extent such information is received from the Administrator, furnish to each Noteholder of record at any time during such preceding calendar year, a statement setting forth the aggregate amount of principal and interest paid to such Holder during the preceding calendar year.

                  (b) The Agent shall promptly upon request furnish to each Noteholder a copy of all reports, financial statements and notices received by the Agent, pursuant to the terms of the Administration Agreement, the Purchase Agreement or the Management Agreement.

                  Section 305. Records. The Agent shall cause to be kept and maintained adequate records pertaining to the Trust Account and Restricted Cash Account and all

                                                                             E42

Exhibit 10.1

disbursements therefrom. The Agent shall file at least monthly an accounting thereof in the form of a trust statement with the Issuer and the Administrator.

                  Section 306. Restricted Cash Account. (a) On or prior to Effective Date, the Issuer shall establish the Restricted Cash Account with, and be in the name of the Agent for the benefit of the Noteholder; such account to be entitled "Cronos Finance (Bermuda) Limited Restricted Cash Account". The Restricted Cash Account shall under the sole dominion and control of the Agent for the benefit of the Noteholders. The Issuer shall not establish any additional restricted cash account without the prior written consent of the Agent.

                  (b) So long as the Notes remain Outstanding, the Agent, on the basis of the information set forth in the Distribution Report shall withdraw from the Restricted Cash Account and deposit in the Trust Account on each Payment Date, an amount equal to the excess of (x) the sum of amounts payable pursuant to items (2) through (5) of Section 302(a) over (y) the amount of monies on deposit in the Trust Account which are available to make such payments.

                  (c) Upon repayment in full of all Outstanding Obligations, all amounts then remaining in the Restricted Cash Account shall be remitted to the Issuer.

                                   ARTICLE IV

                                   COLLATERAL

                  Section 401. Collateral. (a) In order to secure the payment of all Outstanding Obligations and the performance of all of the Issuer's covenants and agreements in this Loan Agreement and all other Transaction Documents, the Issuer hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for the benefit of Noteholders to the extent provided herein, a perfected first priority security interest in and to all of the Issuer's right, title and interest in, to and under the following, whether now existing or hereafter created: (i) the Containers including, without limitation, those listed on the List of Containers; (ii) all amounts and Eligible Investments on deposit from time to time in the Trust Account and the Restricted Cash Account including all financial assets and securities entitlements credited thereto;
(iii) the Purchase Agreement and any Container Sale Agreements; (iv) the Management Agreement; (v) the Administration Agreement;

                           (vi)     All Accounts;

                           (vii)    All Chattel Paper;

                           (viii)   All Contracts;

                           (ix)     All Documents;

                           (x)      All General Intangibles;

                           (xi)     All Payment Intangibles;

                                                                             E43

Exhibit 10.1

                           (xii)    All Instruments;

                           (xiii)   All Inventory;

                           (xiv)    All Supporting Obligations:

                           (xv)     All Equipment;

                           (xvi)    All Letter-of-Credit Rights;

                           (xvii) All other property of the Issuer including, without limitation, all property of every description now or hereafter in the possession or custody of, or in transit to, the Agent or such other party for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of the Issuer, or as to which the Issuer may have any right or power;

                           (xviii)  All insurance proceeds of the Collateral,
                  all proceeds of the voluntary or involuntary disposition of the Collateral or such proceeds;

                           (xix) Any and all payments made or due to the Issuer in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority or agency and any other cash or non-cash receipts from the sale, exchange, collection or other disposition of the Collateral; and

                           (xx) To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

All of the property described above is collectively called the "Collateral". In furtherance of the foregoing, the Issuer hereby grants to the Agent, for the benefit of the Noteholders, (i) a fixed charge over the Containers, the Management Agreement and the Purchase Agreement and (ii) a floating charge over all of the other assets of the Issuer.

                  (b) The Notes and the obligations of the Issuer hereunder shall be solely an obligation of the Issuer (and the Guarantor, to the extent provided in the Guaranty). Except to the extent provided in the Guaranty, the Noteholders shall have only the benefit of, and the Notes shall be secured by and be payable from, the Issuer's right, title and interest in the Collateral.

                  (c) Notwithstanding anything contained in this Loan Agreement to the contrary, the Issuer expressly agrees that it shall remain liable under each of its Contracts and each of its licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or license. The Agent shall not have any obligation or liability under any Contract or license by reason of or arising out of this Loan Agreement or the granting to Agent of a Lien therein or the receipt by Agent of any payment relating to any Contract pursuant hereto, nor shall the Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Issuer under or

                                                                             E44

Exhibit 10.1

pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (d) The Issuer shall continue to collect the Accounts, provided that such collection is performed in a prudent and businesslike manner, and Agent may, upon the occurrence of any Event of Default or Potential Event of Default and upon prior notice, limit or terminate said authority at any time. Any Proceeds received in payment of any such Account or in payment for any of its Inventory or on account of any of its Contracts shall be promptly deposited by the Issuer, except as otherwise permitted hereby, in precisely the form received (with all necessary endorsements) in the Trust Account as hereinafter provided, and until so turned over shall be deemed to be held in trust by the Issuer for and as Agent's property and shall not be commingled with the Issuer's other funds or properties. Such Proceeds, when deposited, shall continue to be collateral security for all of the obligations secured by this Loan Agreement and shall not constitute payment thereof until applied as hereinafter provided. If an Event of Default or Potential Event of Default has occurred, at the request of Agent, the Issuer shall deliver to the Agent all original and other documents evidencing, and relating to, the sale and delivery of such Inventory and the Issuer shall deliver all original and other documents evidencing and relating to, the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts.

                  (e) Pursuant to the Management Agreement, Manager shall continue to manage those Containers that are on lease to lessees at the time the Manager has been terminated as Manager pursuant to the Management Agreement.

                  (f) The Agent may at any time, upon the occurrence of and continuation of any Event of Default or Potential Event of Default, after first notifying the Issuer of its intention to do so, notify Account Debtors of the Issuer, parties to the Contracts of the Issuer, obligors in respect of Instruments of the Issuer and obligors in respect of Chattel Paper of the Issuer that the Accounts and the right, title and interest of the Issuer in and under such Contracts, Instruments, and Chattel Paper have been assigned to Agent and that (notwithstanding the license granted to the Manager to collect such payments) payments shall be made directly to Agent. Upon the request of the Agent, the Issuer shall so notify such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper. Upon the occurrence and continuation of an Event of Default or Potential Event of Default, the Agent may, communicate with such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper to verify with such parties, to Agent's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

                  (g) The security interest hereby granted to Agent by the Issuer is subject to the right of any lessee to the quiet enjoyment of the related Container so long as such lessee is not in default under such Lease and the Manager under the Management Agreement (or the Agent, as provided in Section 401(d)) continues to receive all amounts payable under the related Contract.

                                                                             E45

Exhibit 10.1

                  Section 402. Pro Rata Interest. (a) The Notes shall be equally and ratably entitled to the benefits of this Loan Agreement without preference, priority or distinction, all in accordance with the terms and provisions of this Loan Agreement. All Notes issued hereunder are and are to be equally and ratably secured by this Loan Agreement without preference, priority or distinction on account of the actual time or times of the delivery of the Notes so that, all Notes shall have the same right, Lien and preference under this Loan Agreement and shall all be equally and ratably secured hereby with like effect as if they had all been executed, authenticated and delivered simultaneously on the date hereof.

                  (b) The execution and delivery of this Agreement shall be upon the express condition that if the conditions specified in Section 701 of this Loan Agreement are met, the security interest and all other estate and rights granted by this Loan Agreement with respect to the Notes shall cease and become null and void and all of the property, rights, and interest granted as security for the Notes shall revert to and revest in the Issuer without any other act or formality whatsoever.

                  Section 403. Agent's Appointment as Attorney-in-Fact. (a) The Issuer hereby irrevocably constitutes and appoints Agent, and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Issuer and in the name of the Issuer or in its own name, from time to time at Agent's discretion, for the purpose of carrying out the terms of this Loan Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Loan Agreement.

                  (b) Except upon the occurrence and continuation of an Event of Default or Potential Event of Default, the Agent shall not exercise the power of attorney or any rights granted to Agent pursuant to this Section 403. The Issuer hereby ratifies, to the extent permitted by law, all that said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 403 is a power coupled with an interest and shall be irrevocable until all Notes are paid and performed in full.

                  (c) The powers conferred on Agent hereunder are solely to protect Agent's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees, agents or representatives shall be responsible to the Issuer for any act or failure to act, except for its own gross negligence or willful misconduct.

                  (d) The Issuer also authorizes Agent, at any time and from time to time upon the occurrence of any Event of Default or Potential Event of Default, to (i) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of the Issuer in and under the Contracts hereunder and other matters relating thereto and (ii) execute, in connection with the sale of Collateral provided for in Article VIII hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                                                                             E46

Exhibit 10.1

                  (e) If the Issuer fails to perform or comply with any of its agreements contained herein and Agent shall perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses, including attorneys' fees, of Agent incurred in connection with such performance or compliance together with interest thereon at the Overdue Rate shall be payable by the Issuer to Agent on demand and shall constitute obligations secured hereby.

                  Section 404. Release of Security Interest. The Agent, at the written direction of the Administrator, shall release from the security interest created pursuant to the terms of this Loan Agreement, any Container and the related items of Collateral (1) for which the Warranty Purchase Amount has been deposited in the Trust Account in accordance with the provisions of the related Purchase Agreement or (2) upon the sale of a Container in accordance with the provisions of Section 6 of the Management Agreement; in each case subject to the limitations on sales set forth herein. In effectuating such release, the Agent shall be entitled to rely on a certificate of the Administrator identifying each Contract or other items to be released from the Loan Agreement in accordance with the provisions of this Section 404.

                  The Agent will, promptly upon receipt of such certificate from the Administrator, execute and deliver to the Issuer, a non-recourse certificate of release and such additional documents and instruments as that Person may reasonably request to evidence the termination and release from the Lien of this Loan Agreement of such Container, the other related items of Collateral.

                  Section 405. Administration of Collateral. The Agent hereby acknowledges the appointment by the Issuer of the Administrator and the Manager to service and administer the Collateral in accordance with the provisions of the Administration Agreement and the Management Agreement and agrees to provide the Administrator and the Manager with such documentation, and to take all such actions, as the Administrator and the Manager may reasonably request in accordance with the provisions of the Administration Agreement and the Management Agreement.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

                  To induce the Noteholders to purchase the Notes, the Issuer hereby represents and warrants to the Agent and the Noteholders that:

                  Section 501. Existence. Issuer is a company duly organized, validly existing and in good standing under the laws of Bermuda. Issuer is in good standing and is duly qualified to do business in each state or county where the nature of its activities or properties require such qualification, except to the extent that the failure to be so qualified, licensed or approved would not, in the aggregate, materially and adversely affect the ability of Issuer to perform its obligations under and comply with the terms of this Loan Agreement or any other Transaction to which it is a party.

                                                                             E47

Exhibit 10.1

                  Section 502. Authorization. Issuer has the power and is duly authorized to execute and deliver this Loan Agreement and the other Transaction Documents to which is a party; and Issuer is authorized to perform its obligations under this Loan Agreement and under the other Transaction Documents. The execution, delivery and performance by Issuer of this Loan Agreement and the other Transaction Documents to which it is a party do not and will not require any consent or approval of any Governmental Authority, stockholder or any other Person which has not already been obtained.

                  Section 503. No Conflict; Legal Compliance. The execution, delivery and performance of this Loan Agreement and each of the other Transaction Documents and the execution, delivery and payment of the Notes will not: (a) contravene any provision of Issuer's articles of incorporation or bye-laws or other organizational documents; (b) contravene, conflict with or violate any applicable law or regulation, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority; or (c) violate or result in the breach of, or constitute a default under this Loan Agreement or other loan or credit agreement, or other agreement or instrument to which Issuer is a party or by which Issuer, or its property and assets may be bound or affected in each case that would adversely affect the Issuer's ability to consummate the transactions contemplated hereby. Issuer is not in violation or breach of or default under (i) any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award except to the extent that such violation would not materially and adversely affect the ability of the Issuer to perform its obligations under and comply with the terms of the Supplement or any other Transaction Document to which it is a party or (ii) any material contract, agreement, lease, license, Loan Agreement or other instrument to which it is a party.

                  Section 504. Validity and Binding. This Loan Agreement is, and other Transaction Document to which Issuer is a party, when duly executed and delivered, will be, legal, valid and binding obligations of Issuer, enforceable against Issuer in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

                  Section 505. Executive Offices. The current location of Issuers registered office and its only "place of business" (within the meaning of Section 9-307 of the UCC) is located at Clarendon House, Church Street, Hamilton HM 11 Bermuda, Attn: Secretary, Telephone: 441 295-1422, Telefax: 441 292-4720. The books and records (including those regarding the Collateral) of the Issuer are maintained at Clarendon House, Church Street, Hamilton HM 11 Bermuda. The Issuer does not have or transact business under any trade names or other names.

                  Section 506. No Agreements or Contracts. The Issuer has not transacted any business on or prior to the Effective Date, except as contemplated by the "Transaction Documents" entered into in connection with the original Loan Agreement, dated as of July 30, 1999, among the Issuer, the Agent and First Union National Bank. The Issuer is not and has not been a party to any contract or agreement (whether written or oral), other than the Transaction Documents, except for the "Transaction Documents" entered into in connection with the Loan Agreement, dated as of July 30, 1999, among the Issuer, the Agent and First Union National

                                                                             E48

Exhibit 10.1

Bank, and in connection with the Amended and Restated Loan Agreement, dated as of July 19, 2001, among the Issuer, the Agent and Fortis.

                  Section 507. Consents and Approval. Except for any approval, authorization or consent to be obtained on or prior to the Effective Date, no approval, authorization or consent of any trustee or holder of any Indebtedness or obligation of Issuer under any material agreement, contract, lease or license or similar document or instrument to which Issuer is a party or by which Issuer is bound, is required to be obtained by Issuer in order to make or consummate the transactions contemplated under the Transaction Documents. All consents and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by Issuer in order to make or consummate the transactions contemplated under the Transaction Documents have been, or prior to the time when required will have been, obtained, given, filed or taken and are or will be in full force and effect.

                  Section 508. Margin Regulations. Issuer does not own any "margin security", as that term is defined in Regulation U of the Federal Reserve Board, and the proceeds of the Notes will be used only for the purposes contemplated hereunder. None of the proceeds of the Notes will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Notes to be considered a "purpose credit" within the meaning of Regulations T, U and X. Issuer will not take or permit any agent acting on its behalf to take any action which might cause this Supplement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

                  Section 509. Taxes. All federal, state, local and foreign tax returns, reports and statements required to be filed by Issuer have been filed with the appropriate Governmental Authorities, and all Taxes, Other Taxes and other impositions shown thereon to be due and payable by Issuer have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid, or Issuer is contesting its liability therefor in good faith and has fully reserved all such amounts according to GAAP. Issuer has paid when due and payable all material charges upon the books of Issuer and Government Authority has asserted any Lien against Issuer with respect to unpaid Taxes or Other Taxes.

                  Section 510. Other Regulations. Issuer is not: (a) a "public utility company" or a "holding company," or an "affiliate" or a "Subsidiary company" of a "holding company," or an "affiliate" of such a "Subsidiary company," as such terms are defined in the United States Public Utility Holding Company Act of 1936, as amended, or (b) an "investment company," or an "affiliated person" of, or a "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the United States Investment Company Act of 1940, as amended. The application of the proceeds and repayment of the Notes by Issuer and the performance of the transactions contemplated by this Loan Agreement and the Transaction Documents will not violate any provision of the United States Investment Company Act or the United States Public Utility Holding Company Act, or any rule, regulation or order issued by the SEC thereunder.

                                                                             E49

Exhibit 10.1

                  Section 511. Solvency. Issuer is Solvent before and after giving effect to the transactions contemplated by this Supplement.

                  Section 512. Survival of Representations and Warranties. Except as otherwise provided in this Section 512, the representations and warranties of each party hereto shall remain operative and in full force and effect so long as any of the Notes shall be Outstanding. The representations and warranties in this Agreement shall terminate upon the payment and performance in full of the Outstanding Obligations.

                  Section 513. No Default. No Event of Default, Potential Event of Default, Manager Default or event or condition that with the giving of notice or the passage of time or both would become a Manager Default has occurred and is continuing.

                  Section 514. Litigation and Continent Liabilities. No claims, litigation, arbitration proceedings or governmental proceedings by any Governmental Authority are pending or threatened against or are affecting Issuer the results of which might interfere with the consummation of any of the transactions contemplated by this Loan Agreement or any document issued or delivered in connection herewith.

                  Section 515. Title; Liens. Issuer has good, legal and marketable title to each of its respective assets, and none of such assets is subject to any Lien, except for the Lien created pursuant to this Loan Agreement.

                  Section 516. Subsidiaries. At all times on or prior to the Effective Date, the Issuer has had no subsidiaries.

                  Section 517. No Partnership. Issuer is not a partner or joint venturer in any partnership or joint venture.

                  Section 518. Pension and Welfare Plans. The Issuer does not maintain any Plan.

                  Section 519. Ownership of Issuer. On the Effective Date, The Cronos Group owns 12,000 shares of the Issuer representing 100% of total authorized and issued share capital of the Issuer.

                  Section 520. Perfected Priority Lien. On the Effective Date, all filing and other actions have been made or taken in order to perfect the Lien in the Collateral created pursuant to the terms of the Transaction Documents. On the Effective Date, the Agent, on behalf of the Noteholders, will have a legal, valid and binding perfected Lien on the Collateral which Lien is prior to all other Liens.

                  Section 521. Trademarks, Patents, Copyrights, Franchises and Liens. The Issuer possesses and owns all necessary trademarks, trade names, copyrights, patents (including those listed on Schedule 1 hereto), patent rights, franchises and licenses which are material to the conduct of its business as now operated.

                                                                             E50

Exhibit 10.1

                                   ARTICLE VI

                                    COVENANTS

         For so long as any Obligation of the Issuer under this Loan Agreement and the Notes is Outstanding, the Issuer shall observe each of the following covenants:

         Section 601. Payment of Principal and Interest; Payment of Taxes. (a) The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Loan Agreement.

         (b) Subject to the availability of funds therefor under Article III, the Issuer will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, of every kind and nature, and all other governmental charges levied or imposed upon the Issuer or (to the extent payable by the Issuer) upon the income, profits or property (including the Collateral or any part thereof) of the Issuer and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer; provided, however, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which the Issuer maintains adequate reserves and in no event shall any such contest result in an actual forfeiture of any portion of the Collateral. The Issuer will deliver to the Agent receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public charges imposed upon or assessed against the Issuer or the Collateral.

         Section 602. Maintenance of Office. The registered office of the Issuer and its only "place of business" (within the meaning of Section 9-307 of the revised UCC) is located at Clarendon House, Church Street, Hamilton HM 11, Bermuda. The Issuer shall not establish a new location for its "place of business" (within the meaning of Section 9-307 of the UCC) registered office unless (i) it shall have given to the Agent not less than thirty (30) days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Agent may reasonably request, and (ii) with respect to such new location, it shall have taken at its own cost all action necessary so that such change of location does not impair the security interest of the Agent in the Collateral, or the perfection of the sale or contribution of the Containers to the Issuer, and shall have delivered to the Agent copies of all filings required in connection therewith.

         Section 603. Existence. The Issuer will keep in full effect its existence, rights and franchises as a company under the laws of Bermuda, and will obtain and preserve its qualification as a foreign company in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of this Loan Agreement and the Notes.

         Section 604. Protection of Collateral. The Issuer will from time to time execute and deliver all amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will, upon the reasonable request of the Administrator or the Agent, take such other action necessary or advisable to:

                                                                             E51

Exhibit 10.1

         (a) grant more effectively the security interest in all or any portion of the Collateral;

         (b) maintain or preserve the Lien of this Loan Agreement (and the priority thereof) or carry out more effectively the purposes hereof;

         (c) perfect, publish notice of, or protect the validity of the security interest in the Collateral created pursuant to this Loan Agreement;

         (d)      enforce any of the items of the Collateral; and

         (e) preserve and defend its right, title and interest to the Collateral and the rights of the Agent in such Collateral against the claims of all Persons (other than the Noteholders or any Person claiming through the Noteholders).

         Section 605. Performance of Obligations. The Issuer will not take, or fail to take, any action, and will use its best efforts not to permit any action to be taken by others, which would release any Person from any of such Persons covenants or obligations under any agreement or instrument included in the Collateral (excluding any Interest Rate Hedge Agreement), or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such agreement or instrument (excluding any Interest Rate Hedge Agreement).

         Section 606. Negative Covenants. The Issuer will not:

         (a) sell, transfer, exchange or otherwise dispose of any of the Collateral, except in connection with a sale pursuant to Sections 612 or 817 hereof or as otherwise permitted by this Loan Agreement; provided that, the Issuer (or the Manager on its behalf) may make sales of Containers in the ordinary course of business so long as all of the following conditions are fulfilled with respect to each such sale:

                  (i) no Early Amortization Event or Event of Default is continuing or would result from such sale,

                  (ii) the number of Containers sold is a size consistent with the Manager's normal course of operations, and

                  (iii) all Sales Proceeds from such sale are deposited into the Trust Account.

Upon fulfillment of all the above conditions, the sold Containers shall be released from the Lien of the Loan Agreement;

         (b) claim any credit on, make any deduction from the principal, premium, if any, or interest payable in respect of the Notes (other than amounts properly withheld from such payments under any Applicable Law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any of the Collateral;

                                                                             E52

Exhibit 10.1

         (c) (i) permit the validity or effectiveness of this Loan Agreement to be impaired, or (ii) permit the Lien of this Loan Agreement with respect to the Collateral to be subordinated, terminated or discharged, except as permitted in accordance with Section 404 or Article VII hereof, or (iii) permit any Person to be released from any covenants or obligations with respect to such Collateral, except as may be expressly permitted by the Management Agreement;

         (d) permit the Lien of the Agent, on behalf of the Noteholders, not to constitute a valid first priority perfected Lien in the Collateral; or

         (e) transact any business within the United States of America; provided, however, that the Issuer may lease one or more of the Containers to a Person located or operating in the United States of America.

         Section 607. Non-Consolidation of Issuer. The Issuer shall (1) maintain its books and records separate from the books and records of any other entity,
(2) maintain separate bank accounts, (3) not commingle its funds with those of any other Person, (4) not engage in any action that would cause the separate legal identity of the Issuer not to be respected, including, without limitation
(a) holding itself out as being liable for the debts of any other Person or (b) acting other than through its duly authorized representatives or agents, (5) maintain a separate office from that of its shareholders, and (6) conduct all of its business correspondence in Issuer's own name.

         Section 608. No Bankruptcy Petition. The Issuer shall not (1) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (2) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (3) make a general assignment for the benefit of creditors, or (4) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing.

         Section 609. Liens. The Issuer shall not contract for, create, incur, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, except for (i) the Lien created pursuant to the terms of this Loan Agreement and (ii) Permitted Liens.

         Section 610. Other Debt. The Issuer shall not contract for, create, incur, assume or suffer to exist any indebtedness other than any Notes issued pursuant to this Loan Agreement, the Seller Notes issued pursuant to the Purchase Agreement and any indebtedness incurred pursuant to any Interest Rate Hedge Agreement required pursuant to Section 626 hereof, except trade payables and expense accruals incurred in the ordinary course and which are incidental to the purposes permitted pursuant to Section 616 hereof.

         Section 611. Guarantees, Loans, Advances and Other Liabilities. The Issuer will not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing, or otherwise), endorse (except for the endorsement of checks for

                                                                             E53

Exhibit 10.1

collection or deposit) or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stock or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person.

         Section 612. Consolidation, Merger and Sale of Assets. (a) The Issuer shall not consolidate with or merge with or into any other Person or convey or transfer to any Person all or any part of the Collateral, except for (A) (i) any such conveyance or transfer contemplated in this Loan Agreement issued hereunder and (ii) any sale of any Container made in accordance with the provisions of
Section 6 of the Management Agreement or (B) upon the prior written consent of the Agent.

         (b) The obligations of the Issuer hereunder shall not be assignable nor shall any Person succeed to the obligations of the Issuer hereunder except in each case in accordance with the provisions of this Loan Agreement.

         Section 613. Other Agreements. The Issuer will not after the date of the issuance of the Notes enter into or become a party to any agreements or instruments other than this Loan Agreement, the Guaranty, the Stock Pledge Agreements, the Purchase Agreement, the Note Purchase Agreements, any Interest Rate Hedge Agreement required or permitted pursuant to Section 626 hereof or any other agreement(s) contemplated by this Loan Agreement or the Purchase Agreement, including, without limitation, any agreement(s) for disposition of the Collateral permitted by Sections 612, 804 or 817 hereof and any agreement(s) for the sale or re-lease of a Container made in accordance with the provisions of the Purchase Agreement. In addition, the Issuer will not amend, modify or waive any provision of the Purchase Agreement or give any approval or consent or permission provided for therein without the prior written consent of the requisite Persons set forth in the Purchase Agreement.

         Section 614. Charter Documents. The Issuer will not amend or modify its Memorandum of Association or bye-laws, without (i) the unanimous vote of all Shareholders of the Issuer and (ii) the prior written consent of the Majority of Holders.

         Section 615. Capital Expenditures. The Issuer will not make any expenditure (by long-term or operating lease or otherwise) for capital assets (both realty and personalty), without the prior, written approval of the Agent; provided, however, that if the then aggregate amount advanced to the Issuer pursuant to this Loan Agreement shall be in compliance with the Asset Base requirements set forth herein, no such prior, written approval of the Agent shall be required.

         Section 616. Permitted Activities. The Issuer will not engage in any activity or enter into any transaction except as permitted under its Memorandum of Association or bye-laws as in effect on the date on which this Loan Agreement is executed.

         Section 617. Investment Company Act. The Issuer will conduct its operations, and will cause the Administrator to conduct the Issuer's operations, in a manner which will not subject it to registration as an "investment company" under the United States Investment Company Act of 1940, as amended.

                                                                             E54

Exhibit 10.1

         Section 618. Payments of Collateral. If the Issuer shall receive from any Person any payments with respect to the Collateral (to the extent such Collateral has not been released from the Lien of this Loan Agreement in accordance with Section 404 hereof), the Issuer shall receive such payment in trust for the Agent, as secured party hereunder, and subject to the Agent's security interest and shall immediately deposit such payment in the Trust Account.

         Section 619. Notices. The Issuer will notify the Agent in writing of any of the following events immediately upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto:

         (a) Default. The occurrence of an Event of Default or a Potential Event of Default;

         (b) Litigation. The institution of any litigation, arbitration proceeding or proceeding before any Governmental Authority which might have or result in a Material Adverse Change;

         (c)      Material Adverse Change. The occurrence of a Material Adverse
Change;

         (d) Other Events. The occurrence of such other events as the Agent or any Noteholder may from time to time specify.

         Section 620. Books and Records. The Issuer shall, and shall cause the Administrator to, maintain complete and accurate books and records in which full and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

         Section 621. Taxes. The Issuer shall, or shall cause the Administrator to, pay when due, all of its taxes, unless and only to the extent that Issuer is contesting such taxes in good faith and by appropriate proceedings and Issuer has set aside on its books such reserves or other appropriate provisions therefor as may be required by GAAP.

         Section 622. Subsidiaries. The Issuer shall not create any
Subsidiaries.

         Section 623. Investments. The Issuer shall not make or permit to exist any Investment in any Person except for Investments in Eligible Investments made in accordance with the terms of this Loan Agreement.

         Section 624. Use of Proceeds. The Issuer shall use the proceeds of the Notes only for the purchase of Containers and other general corporate purposes. In addition, Issuer shall not permit any proceeds of the Notes to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying any margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time, and shall furnish to each Bank, upon its request, a statement in conformity with the requirements of Regulation U.

                                                                             E55

Exhibit 10.1

         Section 625. Managerial Report. On or prior to each Determination Date, the Issuer shall deliver to the Agent each of the following: (i) an Asset Base Certificate as of the most recent Collection Period Date; (ii) a Distribution Report for the related Collection Period, (iii) a report stating the Gross Lease Revenues, Operating Expenses, Net Lease Revenues, Management Fee, Original Equipment Cost, Net Book Value, average age of the Containers, an aged accounts receivable summary, top ten customers of the Manager, and (iv) calculation and certification of each of the financial covenants set forth herein.

         Section 626. Interest Rate Hedge Agreements. (a) The Issuer shall enter into and maintain on or prior to the thirtieth (30th) day following September 23, 2003, and, upon any subsequent acquisition of Containers, within thirty (30) days thereafter, Interest Rate Hedge Agreements, with one or more Interest Rate Hedge Providers having a long-term senior unsecured indebtedness rated not less than "A-1" by S&P or "A3" by Moody's and which is reasonably satisfactory to the Agent, having aggregate notional principal balances of not less than seventy-five percent (75%), and not more than one hundred percent (100%), of Advances allocated (on a Net Book Value basis) to Eligible Containers subject to Finance Leases with a remaining tenor of more than three (3) years. Such Interest Rate Hedge Agreements shall protect the Issuer from fluctuations in interest rates which would increase the interest payments of the Issuer on Notes issued under this Loan Agreement; provided, however, this provision shall not require the Issuer to enter into any Interest Rate Hedge Agreement having an original notional value of less than Five Million Dollars ($5,000,000). All Interest Rate Hedge Providers shall be required to enter into agreements not to commence any case, proceeding or other action under any existing or future insolvency law seeking to have an order for relief entered with respect to the Issuer.

         (b) All payments received from an Interest Rate Hedge Provider shall be deposited by the Issuer directly into the Trust Account.

         Section 627. Quarterly Statements. Within sixty (60) days after the end of each fiscal quarter of the Issuer, one copy of:

                  (i) consolidated balance sheet of the Issuer, at the end of such fiscal quarter; and

                  (ii) consolidated statement of income of the Issuer for the fiscal quarter and consolidated statements of income, retained earnings and cash flows of the Issuer for that portion of the fiscal year then ended, set forth in each case in comparative form the figures for the equivalent timeframe for the previous year.

         Section 628. Seller Notes. Issuer shall only make any payments on the Seller Notes from amounts distributed to the Issuer pursuant to clause (12) of
Section 302; provided, however, that on the Effective Date the Issuer may make payments on the Seller Notes from any amounts then on deposit in the Trust Account (after giving effect to the provisions of Clause (12) of Section 312(a)).

         Section 629. Maintenance of the Collateral. Issuer shall maintain at its expense, or cause the Manager to maintain, each item of Collateral in good order and in safe

                                                                             E56

Exhibit 10.1

operating condition in accordance with the manufacturer's specifications therefor and in accordance with international conventions regarding Containers.

         Section 630. Insurance. Issuer shall insure, at its expense, or cause the Manager to insure, the Containers against risks for physical damage, total loss and claims by third parties for damages. The coverages to be provided under policy with a reputable insurer to be in accordance with industry practice in terms of amount, risks and deductibles.

         Section 631. Nonconsolidation Matters.

         The Issuer shall:

         (1) not engage in any business unrelated to the ownership and financing, leasing, use and operation of the Containers;

         (2) not have any assets other than those related to the Containers;

         (3)      do all things necessary to preserve its existence;

         (4) maintain its accounts, books and records separate from any other Person;

         (5) maintain its books, records, resolutions and agreements as official records;

         (6)      not commingle its funds or assets with those of any other
                  Person;

         (7) hold its assets in its own name and maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or any other Person;

         (8)      conduct its business in its name;

         (9) maintain its books, records, financial statements, accounting records, bank accounts and other entity documents separate from any other Person, and file its own tax returns;

         (10)     pay its own liabilities out of its own funds and assets;

         (11)     observe all corporate formalities;

         (12)     maintain an arms-length relationship with its Affiliates;

         (13) not have or assume any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than as expressly permitted under the Transaction Documents;

         (14) not assume or guaranty or become obligated for the debts of any other Person nor hold itself out to be responsible for the debts or obligations of any other Person;

                                                                             E57

Exhibit 10.1

         (15) not acquire obligations or securities of its member, beneficial owners or its Affiliates;

         (16) remain solvent, pay debts and liabilities as they become due and allocate fairly and reasonably shared expenses, including, without limitation, shared office space;

         (17) not pledge its assets for the benefit of any other Person, except pursuant to the Transaction Documents;

         (18) hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other Person;

         (19)     maintain and utilize separate stationary, invoices and checks;

         (20)     not make loans or advances to any other Person;

         (21) not identify its member, beneficial owners or any of its Affiliates as a division or part of it;

         (22) not enter into or be a party to any transaction, contract or agreement with its member, beneficial owners or its Affiliates other than as contemplated in the Transaction Documents, except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party;

         (23)     pay the salaries of its own employees from its own funds;

         (24) maintain adequate capital for the normal obligations reasonably foreseeable in its contemplated business and in light of its contemplated business operations.

         (25) not guarantee any obligation of any Person, including any Affiliate (except as permitted by the Transaction Documents);

         (26) not engage, directly or indirectly, in any business other than that arising out of the ownership and leasing of the Containers and the issuance of the Indebtedness or the actions required or permitted to be performed under the Transaction Documents;

         (27) not incur, create or assume any indebtedness other than the indebtedness incurred by the Issuer in accordance with the Transaction Documents;

         (28) not to the fullest extent permitted by law, engage in any dissolution, liquidation, conversion, domestication (including transfer and continuance), consolidation, merger, asset sale or transfer of ownership

                                                                             E58

Exhibit 10.1

                  interests other than such activities as are expressly permitted pursuant to any provision of the Transaction Documents; and

         (29) not form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other).

                                  ARTICLE VII

                           DISCHARGE OF LOAN AGREEMENT

         Section 701. Full Discharge. After payment in full of (i) the principal of, and premium, if any, and interest on, the Notes, (ii) the fees and charges of the Agent and (iii) all other obligations of the Issuer under this Loan Agreement the Agent shall, at the request of the Issuer, execute and deliver to the Issuer such deeds or other instruments as shall be requisite to evidence the satisfaction and discharge of this Loan Agreement and the security hereby created, and to release the Issuer from its covenants contained in this Loan Agreement.

         Section 702. Unclaimed Funds. In the event that any amount due to any Noteholder remains unclaimed, the Issuer shall, at its expense, cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed. Any such unclaimed amounts shall not be invested by the Agent (notwithstanding the provisions of Section 305 hereof) and no additional interest shall accrue on the related Note subsequent to the date on which such funds were available for distribution to such Noteholder. Any such unclaimed amounts shall be held by the Agent in trust until the latest of (i) two years after the date of the publication described in the second preceding sentence, (ii) the date all other registered Noteholders shall have received full payment of all principal of and premium, if any, and interest and other sums payable to them on such Notes or the Agent shall hold (and shall have notified the registered Noteholders that it holds) in trust for that purpose an amount sufficient to make full payment thereof when due and (iii) the date the Issuer shall have fully performed and observed all their covenants and obligations contained in this Loan Agreement with respect to such Notes. Thereafter any such unclaimed amounts shall be paid by the Agent on demand to the Issuer.

         Thereupon the Agent shall be released from all further liability with respect to such monies, and thereafter the registered Noteholders in respect of which such monies were so paid to the Issuer shall have no rights in respect thereof except to obtain payment of such monies from the Issuer.

                                  ARTICLE VIII

                         DEFAULT PROVISIONS AND REMEDIES

         Section 801. Event of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any

                                                                             E59

Exhibit 10.1

judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) default in the payment of principal (including, without limitation, any Scheduled Principal Payment Amount), the premium, if any, and interest on the Notes or Commitment Fees within five (5) calendar days after the same shall have become due and payable in accordance with the terms of such Notes and this Loan Agreement.

                  (ii) default in any material respect in the performance, or breach in any material respect, of any covenant of the Issuer in this Loan Agreement or any other Transaction Document (other than a covenant or agreement a breach of which or default in the performance of which breach is elsewhere in this Section 801 specifically dealt with), or if any representation or warranty of the Issuer made in this Loan Agreement or any other Transaction Document or in any certificate or other writing delivered pursuant hereto or thereto or in connection herewith with respect to or affecting the Notes shall prove to be inaccurate in any material respect as of the time when the same shall have been made, and, if such breach or default or inaccuracy is curable, continuance of such default or breach or inaccuracy for a period of 60 days after the earlier to occur of (i) actual knowledge of such default, breach or inaccuracy by the Issuer or (ii) the date on which there has been given, by telephone or facsimile, to the Issuer by the Agent, or to the Issuer and the Agent by any Noteholder, a written notice specifying such default or breach or inaccuracy and requiring it to be remedied;

                  (iii) the entry of a decree or order for relief by a court having jurisdiction in respect of the Issuer in any involuntary case under any applicable Insolvency Law, or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, or sequestrator (or other similar official) for the Issuer, as the case may be, or for any substantial part of their respective properties, or ordering the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

                  (iv) the commencement by the Issuer of a voluntary case under any applicable Insolvency Law, or other similar law now or hereafter in effect, or the consent by the Issuer, as the case may be, to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Issuer, as the case may be, or any substantial part of their respective properties, or the making by the Issuer, as the case may be of any general assignment for the benefit of creditors, or the failure by the Issuer, as the case may be generally to pay its debts as they become due, or the taking of corporate action by the Issuer in furtherance of any such action;

                  (v) any Transaction Document ceases to be in full force and effect;

                                                                             E60

Exhibit 10.1

                  (vi) the continuation of a Manager Default for two consecutive Payment Dates following the date on which such Manager Default occurred;

                  (vii) the amount of funds on deposit in the Restricted Cash Account on any Payment Date (after giving effect to all required withdrawals therefrom on such Payment Date) is less than the Restricted Cash Account Requirement and such deficiency continues for a period of fifteen (15) Business Days;

                  (viii)   the occurrence of a Guarantor Event of Default;

                  (ix) the Issuer shall have failed to redeem the Notes as and when required by Section 203(c) hereof;

                  (x) the Agent shall fail to have a first priority perfected security interest in the Collateral and such condition remains unremedied for ten days.

         Section 802. Acceleration of Stated Maturity; Rescission and Annulment.

         (a)      Upon the occurrence of an Event of Default under either clause
(iii) or (iv) of Section 801, then the principal of, and accrued interest on, all Notes then Outstanding shall become immediately due and payable without any further action by any Person. If any other Event of Default under Section 801 occurs and is continuing, then in every case the Agent (unless instructed in writing to the contrary by the Majority of Holders) shall declare the principal of, and accrued interest on, all Notes then Outstanding to be due and payable immediately, by a notice in writing to the Issuer, and upon any such declaration such principal and accrued interest shall become immediately due and payable.

         (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Agent as hereinafter in this Article provided, the Majority of Holders, by written notice to the Issuer and the Agent, may rescind and annul such declaration and its consequences if:

                  (i) the Issuer has paid or deposited with the Agent a sum sufficient to pay:

                           (A) all of the installments of interest and premium on and principal of all Notes which were overdue prior to the date of such acceleration;

                           (B) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the default Overdue Rate; and

                           (C) all sums paid or advanced by the Agent hereunder or the Manager and the reasonable compensation, out-of-pocket expenses, disbursements and advances of the Agent, its agents and counsel incurred in connection with the enforcement of this Loan Agreement; and

                                                                             E61

Exhibit 10.1

                  (ii) all Events of Default, other than the nonpayment of the principal of or interest on Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 813 hereof.

    No such rescission with respect to any Event of Default shall affect any subsequent Event of Default or impair any right consequent thereon.

         (c) Upon the occurrence of an Event of Default, Issuer shall cause Manager to (i) provide to the Agent such information as the Agent may request in order to ascertain the location and condition of the Container and (ii) grant Agent or any of its employees or agents access to Manager's information system (and the system of any affiliates of either of them) providing the equipment management and tracking information.

         Section 803. Collection of Indebtedness.

         The Issuer covenants that, if an Event of Default occurs and is continuing, the Issuer will, upon demand of the Agent, pay to the Agent, for the benefit of the Noteholders, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the default interest rate payable with respect to each such Note; and, in addition thereto, such further amount as shall be sufficient to cover all Outstanding Obligations, including the costs and out-of-pocket expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Agent, its agents and counsel incurred in connection with the enforcement of this Loan Agreement.

         Section 804. Remedies.

         (a) If an Event of Default shall occur and be continuing, the Agent, by such officer or agent as it may appoint, (A) shall notify the Noteholders of such Event of Default, (B) may replace the Manager in accordance with the terms of the Management Agreement, and (C) shall (unless instructed in writing to the contrary by the Majority of Holders) take all of the following actions:

                  (i) institute any Proceedings for the collection of all amounts then due and payable on the Notes or under this Loan Agreement, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Collateral and any other assets of the Issuer any monies adjudged due;

                  (ii) take possession of the Collateral or any portion thereof or rights or interest therein, and, in accordance with the provisions of Section 804(b) hereof, sell or re-lease such Collateral;

                  (iii) institute any Proceedings from time to time for the complete or partial foreclosure of the Lien created by this Loan Agreement with respect to the Collateral;

                  (iv) exercise any remedies of a secured party under the Uniform Commercial Code or any applicable law (to the extent not otherwise dealt with in

                                                                             E62

Exhibit 10.1

         this Section 804(a)) and take any other appropriate action to protect and enforce the rights and remedies of the Agent or the Noteholders hereunder; and

                  (v)      terminate the Commitments of the Noteholders.

         (b) Upon foreclosing upon or otherwise taking possession of the Collateral in accordance with the provisions of Section 804(a) above, the Agent shall, in accordance with the written directions of the Majority of Holders, exercise one or more of the following options: (i) sell the Collateral in accordance with the provisions of Section 817 hereof or (ii) arrange for the Manager to operate the Collateral in accordance with the provisions of this
Section 804(b).

         If the Agent shall have not received written direction from the Majority of Holders with respect to the foregoing actions within 30 days after the date on which Event of Default shall have occurred, then the Majority of Holders shall be deemed to have elected to have a replacement Manager operate the Collateral in accordance with the provisions of this Section 804(b) for a period not to exceed one year. The Agent shall then use its best efforts to appoint a company having a net worth of not less than $5,000,000 and whose regular business includes equipment leasing, as the successor to the Manager of all or any part of the responsibilities, duties or liabilities of the Manager under the Management Agreement. In connection with the appointment of a replacement Manager, the Agent may make such arrangements for the compensation of such replacement out of Net Container Revenue as the Agent shall agree; provided, however, that no such revised compensation shall be in excess of the Management Fees permitted the Manager under the Management Agreement and the arrangement for reimbursement of expenses shall be no more favorable than that set forth in the Management Agreement. If the Agent is unable to arrange for a replacement Manager within 90 Business Days, then the Agent shall sell the Collateral in accordance with Section 817 hereof.

         Section 805. Agent May Enforce Claims Without Possession of Notes.

         (a) In all Proceedings brought by the Agent (and also any Proceedings involving the interpretation of any provision of this Loan Agreement to which the Agent shall be a party), the Agent shall be held to represent all of the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         (b) All rights of action and claims under this Loan Agreement or such Notes may be prosecuted and enforced by the Agent without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Agent shall be brought in its own name as Agent hereunder, and any recovery whether by judgment, settlement or otherwise shall, after provision for the payment of the reasonable compensation, expenses, and disbursements incurred and advances made, by the Agent, its agents and counsel, be for the ratable benefit of the Holders of the Notes.

         Section 806. Allocation of Money Collected.

         If the Notes have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded or annulled, any money collected by the Agent pursuant to this Article or otherwise and any other monies that may be

                                                                             E63

Exhibit 10.1

held or thereafter received by the Agent as security for such Notes shall be applied, to the extent permitted by law, in the following order, at the date or dates fixed by the Agent:

         FIRST: To the payment of all amounts due to the Agent in connection with the enforcement of the remedies set forth in this Article VIII; and

         SECOND: Any remaining amounts shall be distributed in accordance with
Section 302(a) hereof.

         Section 807. Limitation on Suits.

         Except to the extent provided in Section 808 hereof, no Noteholder shall have the right to institute any Proceeding, with respect to this Loan Agreement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the Agent of a continuing Event of Default;

                  (ii) the Agent, after request by the Noteholders, shall have failed to institute Proceedings in accordance with the provisions of Section 804 hereof;

                  (iii) such Holder or Holders have offered to the Agent reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request (the unsecured indemnity of a Rated Institutional Noteholder being deemed satisfactory for such purpose);

                  (iv) the Agent has, for 30 days after its receipt of such notice, request and offer of security or indemnity, failed to institute any such Proceeding; and

                  (v) no direction inconsistent with such written request has been given to the Agent during such 30 day period by the Majority of Holders;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Loan Agreement to affect, disturb or prejudice the rights of any other Noteholder, or to obtain or to seek to obtain priority or preference over any other Noteholder or to enforce any right under this Loan Agreement, except in the manner herein provided and for the benefit of all Noteholders.

         Section 808. Unconditional Right of Holders to Receive Principal and Interest.

         Notwithstanding any other provision of this Loan Agreement, each Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note as such principal and interest becomes due and payable and to institute any Proceeding for the enforcement of such payment, and such rights shall not be impaired without the consent of such Holder.

         Section 809. Restoration of Rights and Remedies.

                                                                             E64

Exhibit 10.1

         If the Agent or any Holder has instituted any Proceeding to enforce any right or remedy under this Loan Agreement and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Agent or to such Holder, then and in every such case, subject to any determination in such Proceeding, the Issuer, the Agent and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Agent and the Holders shall continue as though no such Proceeding had been instituted.

         Section 810. Rights and Remedies Cumulative.

         No right or remedy conferred upon or reserved to the Agent or to the Holders pursuant to this Loan Agreement is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 811. Delay or Omission Not Waiver.

         No delay or omission of the Agent or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Agent or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Agent or by the Holders, as the case may be.

         Section 812. Control by Majority of Holders.

         Upon the occurrence of an Event of Default, the Majority of Holders shall, subject to the express provisions of Article VIII of this Loan Agreement, have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Agent or exercising any trust or power conferred on the Agent, provided that (i) such direction shall not be in conflict with any rule of law or with this Loan Agreement, including, without limitation, Section 804 hereof, (ii) such Noteholders have offered to the Agent reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith (the unsecured indemnity of a Rated Institutional Noteholder being deemed sufficient for such purpose) and (iii) the Agent may take any other action deemed proper by the Agent which is not inconsistent with such direction provided, however, that the Agent need not take any action which it determines might involve it in personal liability or be unjustly prejudicial to the Noteholders not consenting.

         Section 813. Waiver of Past Defaults.

         (a) The Majority of Holders may, on behalf of all Noteholders, waive any past Event of Default and its consequences, except an Event of Default

                  (i) in the payment of the principal of or interest on any Note, or

                                                                             E65

Exhibit 10.1

                  (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of all the Noteholders.

         (b) Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured and not to have occurred for every purpose of this Loan Agreement; provided, however that no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

         Section 814. Undertaking for Costs.

         All parties to this Loan Agreement agree, and each Holder of any Note by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Loan Agreement, or in any suit against the Agent for any action taken, suffered or omitted by it as Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however that the provisions of this Section shall not apply to any suit instituted by the Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the aggregate principal balance of the Notes then Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Note on or after the stated maturity date of such Note.

         Section 815. Waiver of Stay or Extension Laws.

         The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Loan Agreement; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Agent, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 816. Reserved.

         Section 817. Sale of Collateral.

         (a) The power to effect any sale (a "Sale") of any portion of the Collateral pursuant to Section 804 hereof shall not be exhausted by any one or more Sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until the entire Collateral shall have been sold or all amounts payable on the Notes and under this Loan Agreement and the related Supplement with respect thereto shall have been paid. The Agent may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

         (b) Upon any Sale, whether made under the power of sale hereby given or under judgment, order or decree in any Proceeding for the foreclosure or involving the enforcement of this Loan Agreement: (i) the Agent, on behalf of all Noteholders, may bid for and

                                                                             E66

Exhibit 10.1

purchase the property being sold, and upon compliance with the terms of such Sale may hold, retain and possess and dispose of such property in accordance with the terms of this Loan Agreement; and (ii) the receipt of the Agent or of any officer thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for its or their purchase money, and such purchaser or purchasers, and its or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Agent or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misappropriation or non-application thereof.

         (c) The Agent shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a Sale thereof. In addition, the Agent is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Collateral in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a Sale shall be bound to ascertain the Agent's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         Section 818. Action on Notes.

         The Agent's right to seek and recover judgment on the Notes or under this Loan Agreement shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Loan Agreement. Neither the Lien of this Loan Agreement nor any rights or remedies of the Agent or the Noteholders shall be impaired by the recovery of any judgment by the Agent against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer.

                                   ARTICLE IX

                                    THE AGENT

         Section 901. Appointment and Authorization.

         Each Noteholder, by acceptance of its Note, hereby irrevocably appoints, designates and authorizes Fortis as the Agent under this Loan Agreement and under each of the other Transaction Documents and irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Loan Agreement and each other Transaction Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Loan Agreement or any other Transaction Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Loan Agreement or in any other Transaction Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Noteholder, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or any other Transaction Document or otherwise exist against the Agent.

         Section 902. Delegation of Duties.

                                                                             E67

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Exhibit 10.1

         The Agent may execute any of its duties under this Loan Agreement or any other Transaction Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         Section 903. Liability of Agent.

         None of the Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Loan Agreement or any other Transaction Document (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any Noteholder for any recital, statement, representation or warranty made by Issuer, or any officer thereof, contained in this Loan Agreement or in any other Transaction, Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Loan Agreement or any other Transaction Document, or for the value of any Collateral or the validity, effectiveness, genuineness, enforceability or sufficiency of this Loan Agreement or any other Transaction Document, or for any failure of the Issuer or any other party to any Transaction Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Noteholder to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Loan Agreement or any other Transaction Document, or to inspect the properties, books or records of Issuer.

         Section 904. Reliance by the Agent.

         The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Issuer), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Loan Agreement or any other Transaction Document unless it shall first be indemnified to its satisfaction by the Noteholders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action (the unsecured indemnity of a Rated Institutional Noteholder deemed sufficient for such purpose). The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Loan Agreement or any other Transaction Document in accordance with a request or consent of the Majority of Holders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Noteholders.

         Section 905. Notice of Default.

         The Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Potential Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent on behalf and for the benefit of the Noteholders, unless the Agent shall have received written notice from a Noteholder or the Issuer referring to this Loan Agreement, describing such Event of Default or Potential

                                                                             E68

Exhibit 10.1

Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Noteholders. The Agent shall take such action with respect to such Event of Default or Potential Event of Default as shall be required by Article VIII hereof; provided, however, that unless and until the Agent shall have received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Potential Event of Default as it shall deem advisable or in the best interest of the Noteholders.

         Section 906. Credit Decision.

         Each Noteholder by acceptance of a Note expressly acknowledges that none of the Agent-Related Persons has made any representation or warranty to it and that no act by the Agent hereinafter taken, including any review of the affairs of Issuer, shall be deemed to constitute any representation or warranty by the Agent to any Noteholder. Each Noteholder represents to the Agent that it has, independently and without reliance upon the Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Issuer, and all applicable Noteholder regulatory laws relating to the transactions contemplated thereby, and made its own decision to enter into this Loan Agreement and extend credit to Issuer under and pursuant to this Loan Agreement. Each Noteholder also represents that it will, independently and without reliance upon the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Loan Agreement and the other Transaction Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Issuer. Except for notices, reports and other documents expressly herein required to be furnished to the Noteholders by the Agent, the Agent shall not have any duty or responsibility to provide any Noteholder with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Issuer, which may come into the possession of any of the Agent-Related Persons.

         Section 907. Indemnification.

         Whether or not the transactions contemplated hereby shall be consummated, the Noteholders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of Issuer and without limiting the obligation of Issuer to do so), ratably from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time following the repayment of the Advances and the termination or resignation of the related Agent) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Loan Agreement or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; provided, however, that no Noteholder shall be liable for the payment to the Agent-Related Persons of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Noteholder shall reimburse the Agent

                                                                             E69

Exhibit 10.1

upon demand for its ratable share of any costs or out-of-pocket expenses (including reasonable attorney fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Loan Agreement, any other Transaction Document, or any document contemplated by or referred to herein to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Issuer. Without limiting the generality of the foregoing, if the United States Internal Revenue Service or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Noteholder (because the appropriate form was not delivered, was not properly executed, or because such Noteholder failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Noteholder shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this
Section 907, together with all costs and expenses (including reasonable attorney fees). The obligation of the Noteholders in this Section 907 shall survive the payment of all Obligations.

         Section 908. Agent in Individual Capacity.

         Fortis and its affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory or other business with Issuer and any of its affiliates as though Fortis were not the Agent hereunder and without notice to or consent of the Noteholders. With respect to its Notes, Fortis shall have the same rights and powers under this Loan Agreement as any other Noteholder and may exercise the same as though it were not the Agent, and the terms "Noteholder" and "Noteholders" shall include Fortis in its individual capacity.

         Section 909. Successor Agent.

         The Agent may, and at the request of the Majority of Holders shall, resign as Agent upon thirty (30) days' notice to the Noteholders. If the Agent shall resign as Agent under this Loan Agreement, the Majority of Holders shall appoint from among the Noteholders a successor agent for the Noteholders. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Noteholders and the Issuer, a successor agent from among the Noteholders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Loan Agreement. If no successor agent has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Noteholders shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority of Holders appoint a successor agent as provided for above.

                                                                             E70

Exhibit 10.1

                                   ARTICLE X

               CONDITIONS OF EFFECTIVENESS AND SUBSEQUENT ADVANCES

         Section 1001. Effectiveness. The effectiveness of this Loan Agreement is subject to the condition precedent that the Agent shall have received all of the following, each duly executed and dated as of the Effective Date, in form and substance satisfactory to each of the Noteholders and each (except for the Notes, of which only the originals shall be signed) in sufficient number of signed counterparts to provide one for each Noteholder:

         (a) Notes. Separate Notes executed by the Issuer in favor of each Noteholder.

         (b) Certificate(s) of Chief Financial Officer and Secretary. Separate certificates, each dated the Effective Date, executed by authorized signatories of each of Manager, Administrator, the Guarantor, Issuer and all Sellers, certifying (i) that the respective company has the authority to execute and deliver, and perform their respective obligations under each of the Transaction Documents to which it is a party, (ii) that attached to such certificate(s) is a true, correct and complete copy of the certificate of incorporation or other organizational document of such company certified by proper Secretary of State or such other Governmental Authority as applicable as of date close to the Effective Date, (iii) that attached to such certificate is a true, correct and complete copy of the bylaws and each other organizational document of such company then in full force and effect, (iv) that attached to such certificate is a certificate of the Secretary of State (or equivalent) of any other jurisdiction where Issuer is required to be qualified to do business, dated as of a date close to the Effective Date, stating that such company is a corporation in good standing in such jurisdiction, (v) that attached to such certificate is a true, correct and complete copy of the resolutions adopted by the board of directors of each of such company then in full force and effect authorizing the execution, delivery and performance by such company of each of the Transaction Documents to which such company is a party and (vi) the name of the officer(s) of such company authorized to execute Transaction Documents on behalf of such company together with a sample of the true signatures of such officer(s).

         (c) Transaction Documents. All of the Transaction Documents, are in form and substance satisfactory to the Noteholders, and shall have been executed and delivered by Issuer and all other parties thereto.

         (d) Certificate as to Containers. A Certificate from Manager certifying that it is managing all of the Containers in accordance with the Management Agreement.

         (e) True Sale Opinions and Non-Consolidation Opinion. Each of the Noteholders shall have received "bring down" opinion letters or opinion letters from Conyers, Dill & Pearman, Denton Wilde Sapte, Maples & Calder, and/or Proskauer Rose LLP with respect to (i) the "true sale" of the Containers to the Issuer from each of Cronos Equipment (Bermuda) Limited, Cronos Containers Limited, Cronos Capital Corp. and Cronos Containers (Cayman) Ltd., respectively, and (ii) "nonconsolidation" of the Issuer with any of the Sellers. Proskauer Rose LLP shall have delivered its opinion with respect to the New York law aspects of the Transaction Documents. The Agent shall have received such other opinions as it deems appropriate.

                                                                             E71

Exhibit 10.1

         (f) Deposit in Restricted Cash Account. The Issuer shall have deposited $445,000 in the Restricted Cash Account on or prior to the Effective Date.

         (g) Default. No Event of Default, Potential Event of Default or Manager Default shall have occurred and be continuing.

         (h) Certification. Issuer shall have delivered to the Noteholders a Compliance Certificate of Issuer, signed by an authorized signatory of Issuer, as to the matters set out in Article X of this Loan Agreement

         (i) Asset Base Certificate. Issuer shall have delivered to the Noteholders a duly completed and executed Asset Base Certificate calculated as of September 23, 2003 (which calculation shall be based on the actual Container statistics as of August 31, 2003, adjusted to reflect one month of depreciation).

         (j) Security Interest Financing Statements. The Agent shall have received all Uniform Commercial Code financing statements and documents of similar import in other jurisdictions reasonably requested by Noteholders recording the security interest(s) in favor of the Agent, on behalf of the Agent, created pursuant to the terms of the Transaction Documents. In addition, the Agent shall have received evidence of the release and termination of the security interests of any Person in any Containers to be acquired with the proceeds of such Advance.

         (k)      [Reserved.]

         (l) Facility Fee. The Issuer shall have paid or arranged for the payment of the Facility Fee to the Initial Noteholder.

         (m) Pledge of Shares. The Cronos Group shall have pledged to the Agent, for the benefit of the Noteholders, all of The Cronos Group's interest in
(i) the shares of the Issuer and Cronos Holdings Investment (US) Inc., (ii) the Class C Note.

         (n) Pledge of Patents. The Issuer shall have caused to be granted to the Agent, on behalf of the Noteholders, a security interest in the Patents.

Notwithstanding the foregoing conditions precedent, upon the issuance of the Notes, all of the Agent's rights under this Loan Agreement (and by operation of law) shall vest in Agent, whether or not the conditions precedent were in fact satisfied.

         Section 1002. Subsequent Advances. The obligation of each of the Noteholders to advance any additional principal on the Notes pursuant to its Commitment under this Loan Agreement is subject to the following further conditions precedent:

         (a) Default. Before and after giving effect to such Advance, no Potential Event of Default, Event of Default, Early Amortization Event or Manager Default shall have occurred and be continuing.

         (b) Certification. Issuer shall have delivered to the agent a compliance certificate, signed by a financial officer of Issuer, as to the matters set out in this Section 1002.

                                                                             E72

Exhibit 10.1

         (c) Asset Base Certificate. Issuer shall have delivered to the Agent a duly completed and executed Asset Base Certificate, determined as of the last day of the immediately preceding Collection Period, which complies with the requirements therefor set forth in the Indenture and this Supplement.

         (d)      Conversion Date. The Conversion Date shall not have occurred.

         Section 1003. [Reserved]

         Section 1004. Incremental Amendments. No incremental amendment, modification or waiver of this Agreement shall be effective unless the same shall be in writing and signed by the Noteholders, the Issuer and the Agent, and accompanied by opinions of counsel regarding enforceability and corporate matters, the appropriate resolutions and corporate documents of the Issuer and such other documents as the parties hereto may deem to be reasonably necessary to give effect to such amendment, modification or waiver contemplated thereby. For the avoidance of doubt, the parties hereto agree that all other conditions precedent to the effectiveness of this Agreement shall be deemed to be satisfied as of the September 23, 2003.

                                   ARTICLE XI

                            EARLY AMORTIZATION EVENT

         Section 1101. Early Amortization Event. As of any Determination Date, the existence of any one of the following events or conditions shall constitute an Early Amortization Event and any undrawn amount of the Initial Commitment shall be cancelled:

         (1) An Event of Default shall have occurred and then be continuing;

         (2) The sum of the then unpaid principal balances of all Notes then Outstanding on any Payment Date (after giving effect to all payments of principal to be paid on such Payment Date) exceeds the Asset Base, and such condition is not remedied for a period of ten (10) consecutive days; provided, however, if such Asset Base imbalance is caused solely by the reduction in the advance rate from 65% to 55% due to the Weighted Average Age of the Containers exceeding seven (7) years, then the period of ten (10) consecutive days provided to remedy such condition shall be extended to six (6) months thereafter.

         (3)      A Manager Default shall have occurred and then be continuing;

         (4) The Interest Coverage Ratio of the Issuer determined as of any Payment Date occurring on or after the Effective Date shall be less than 1.1 to 1.0;

         (5) The Issuer, Manager or Guarantor shall fail to be in compliance with any of their financial covenants set forth in this Agreement, the Management Agreement, the Guaranty or any other Transaction Document;

                                                                             E73

Exhibit 10.1

         (6) The Weighted Average Age of the Equipment as of any Payment Date is greater than eight (8) years; or

         (7) The Cronos Group shall have a Tangible Net Worth Leverage Ratio of greater than 4.5:1;

         (8) The Cronos Group shall have a Gearing Ratio of greater than 3.5:1;

         (9) The Cronos Group shall fail to maintain a Tangible Net Worth of at least an amount equal to the sum of (x) Forty-five Million Dollars ($45,000,000) plus (y) fifty percent (50%) of all consolidated net income (but no reduced for losses) for all periods beginning after December 31, 2002.

         (10) The Cronos Group shall have an Interest Coverage Ratio of less than 1.1 to 1.0.

         (11) The Cronos Group shall have a Debt Service Coverage Ratio of less than 1.25 to 1.0.

         (12) The Agent shall not have received all such documentation that it considers necessary or desirable to perfect the security interest of the Agent on behalf of the Noteholders in the Patents; or

         (13)     The Agent shall not have received all opinions set forth in
                  Section 1001(e) hereof in form and substance satisfactory to it within five (5) Business Days after the Effective Date.

         If an Early Amortization Event exists on any Payment Date, then such Early Amortization Event shall be deemed to continue until the earlier of (x) the Business Day immediately preceding the Payment Date on which no Early Amortization Event exists and (y) the Business Day on which the Majority of Holders waives in writing such Early Amortization Event.

         Upon the occurrence of an Early Amortization Event of the type set forth in clauses (1), (2), (3), (4), (6) or (7) of this Section 1101, the Agent shall have the right to conduct an annual audit of the Issuer at Issuer's expense.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         Section 1201. Compliance Certificates and Opinions.

         (a) Upon any application or request by the Issuer to the Agent to take any action under any provision of this Loan Agreement, the Issuer shall furnish to the Agent a certificate stating that all conditions precedent, if any, provided for in this Loan Agreement

                                                                             E74

Exhibit 10.1

relating to the proposed action have been complied with and, if deemed reasonably necessary by the Agent or if required pursuant to the terms of this Loan Agreement, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Loan Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

         (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Loan Agreement shall include:

                  (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 1202. Form of Documents Delivered to Agent.

         (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         (b) Any certificate or opinion may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous.

         (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Loan Agreement, they may, but need not, be consolidated and form one instrument.

         Section 1203. Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Loan Agreement to be given or taken by Holders may be (i)

                                                                             E75

Exhibit 10.1

embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing,
(ii) evidenced by the written consent or direction of Holders of the specified percentage of the principal amount of the Notes, or (iii) evidenced by a combination of such instrument or instruments; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments and record are delivered to the Agent and, where it is hereby expressly required, to the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Loan Agreement and conclusive in favor of the Agent and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Agent deems sufficient.

         (c)      The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Agent or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 1204. Inspection. (a) Issuer agrees that it will permit, and shall cause the Administrator to permit, any representative of the Agent or any Noteholder and their duly authorized representatives, attorneys or accountants,
(i) upon reasonable request, (ii) during the Issuer's normal business hours and
(iii) at offices designated by the Issuer, to examine all of the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, and to discuss the Issuers affairs, finances and accounts with the Issuer's or Administrator's officers, employees and Independent Accountants all at such reasonable times and as often as may be reasonably requested.

The Agent shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing). Any expense incident to the reasonable exercise by the Agent or any Noteholder of any right under this Section shall be borne by the Person exercising such right unless an Event of Default shall have occurred and then be continuing in which case such expenses shall be borne by the Issuer.

         (b) The Issuer also agrees (i) to make available on a reasonable basis to the Agent, any Noteholder or any Prospective Owner a responsible officer for the purpose of answering reasonable questions respecting recent developments affecting the Issuer and (ii) to

                                                                             E76

Exhibit 10.1

allow the Agent, any Noteholder or any prospective owner to inspect the Administrator's facilities during normal business hours.

         Section 1205. Limitation of Rights. Except as expressly set forth in this Loan Agreement, this Loan Agreement shall be binding upon the Issuer, the Noteholders and their respective successors and permitted assigns and shall not inure to the benefit of any Person other than the parties hereto, the Noteholders and the Administrator as provided herein.

         Section 1206. Covenant Calculation. The financial covenant calculations or definitions in this Agreement will be amended to exclude non-recurring accounting adjustments that may arise from the implementation of recent and future accounting rule changes.

         Section 1207. Effect on Prior Agreement. Notwithstanding that this Agreement is amended and restated as of September 23, 2003, nothing contained herein shall be deemed to cause a novation of any transfers, conveyances or transactions which were effected under the Agreement that was executed on July 30, 1999, as first amended and restated on July 19, 2001. All indebtedness evidenced by the Notes issued pursuant to the Prior Agreement and the security interests granted pursuant to the related Transaction Documents will remain in full force and effect.

         Section 1208. Severability. If any provision of this Loan Agreement is held to be in conflict with any applicable statute or rule of law or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

         The invalidity of any one or more phrases, sentences, clauses or Sections of this Loan Agreement contained, shall not affect the remaining portions of this Loan Agreement, or any part thereof.

         Section 1209. Notices. All demands, notices and communications hereunder shall be in writing, personally delivered or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Agent, at the following address: Fortis Bank (Nederland) N.V. at the following address: Coolsingel 93/1 PO Box 749 3000 As Rotterdam, The Netherlands, and (b) in the case of the Issuer, at the following address: Cronos Finance (Bermuda) Limited, Clarendon House, Church Street, Hamilton HM 11 Bermuda, Attn: Secretary, Telephone: 441295-1422, Telefax:
441292-4720. Any notice required or permitted to be given to a Noteholder shall be given by certified first class mail, postage prepaid (return receipt requested), or by courier, or by facsimile, with subsequent telephone confirmation of receipt thereof, in each case at the address of such Holder as shown in the Note Register or to the telephone and fax number furnished by such Noteholder. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice.

         Section 1210. Consent to Jurisdiction. Any legal suit, action or proceeding against the Issuer arising out of or relating to this Loan Agreement, or any transaction

                                                                             E77

Exhibit 10.1

contemplated hereby, may be instituted in any federal or state court in The County of New York, State of New York and the Issuer hereby waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and the Issuer hereby irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Issuer hereby irrevocably appoints and designates CT Corporation System, having an address at 111 Eighth Avenue, New York, New York, 10011, its true and lawful attorney-in-fact and duly authorized agent for the limited purpose of accepting servicing of legal process and the Issuer agrees that service of process upon such party shall constitute personal service of such process on such Person. The Issuer shall maintain the designation and appointment of such authorized agent until all amounts payable under this Loan Agreement shall have been paid in full. If such agent shall cease to so act, each of the Agent and the Owner shall immediately designate and appoint another such agent satisfactory to the Agent and shall promptly deliver to the Agent evidence in writing of such other agent's acceptance of such appointment.

         Section 1211. Captions. The captions or headings in this Loan Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Loan Agreement.

         Section 1212. Governing. This Loan Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law.

         Section 1213. No Petition. The Agent, on its own behalf, hereby covenants and agrees, and each Noteholder by its acquisition of a Note shall be deemed to covenant and agree, that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law, at any time other than on a date which is at least one year and one day after the last date on which any Note of any Series was Outstanding.

         Section 1214. General Interpretive Principles. For purposes of this Loan Agreement except as otherwise expressly provided or unless the context otherwise requires:

         (a) the defined terms in this Loan Agreement shall include the plural as well as the singular, and the use of any gender herein shall be deemed to include any other gender;

         (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof;

         (c) references herein to "Articles", "Sections", "Subsections", "paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Loan Agreement;

         (d)      a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

                                                                             E78

Exhibit 10.1

         (e) the words "herein", "hereof', "hereunder" and other words of similar import refer to this Loan Agreement as a whole and not to any particular provision; and

         (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

         Section 1215. Counterparts. This Loan Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

         Section 1216. CONSENT TO JURISDICTION. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE AGENT ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY AND COUNTY OF NEW YORK, STATE OF NEW YORK AND THE AGENT AND THE ISSUER EACH HEREBY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS AGREEMENT, EACH AGENT AND THE ISSUER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE AGENT AND THE ISSUER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEMS, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, ITS TRUE AND LAWFUL ATTORNEY-IN-FACT AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF ACCEPTING SERVICING OF LEGAL PROCESS AND THE AGENT AND THE ISSUER EACH AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402, THE AGENT AND THE ISSUER SHALL EACH MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL ALL AMOUNTS PAYABLE UNDER THIS AGREEMENT SHALL HAVE BEEN PAID IN FULL. IF SUCH AGENT SHALL CEASE TO SO ACT, THE AGENT OR THE ISSUER, AS THE CASE MAY BE, SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT SATISFACTORY TO THE AGENT AND SHALL PROMPTLY DELIVER TO THE AGENT EVIDENCE IN WRITING OF SUCH OTHER AGENT'S ACCEPTANCE OF SUCH APPOINTMENT.

         Section 1217. Judgment Currency. This is an international financing transaction in accordance with which the specification of Dollars is of the essence, and Dollars shall be the currency of account in the case of all obligations under the Transaction Documents. The payment obligations of the Issuer under the Transaction Documents shall not be discharged by an amount paid in a currency, or in a place other than that specified with respect to such obligations, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to Dollars and transfer to the specified place of payment under normal banking procedures does not yield the amount of Dollars, in such place, due under the governing Transaction Documents. In the event that any payment, whether pursuant to a judgment or otherwise, upon conversion and transfer does not result in payment of such amount of Dollars in the specified place of payment, the obligee of such payment shall have a separate cause of action

                                                                             E79

Exhibit 10.1

against the party making the same for the additional amount necessary to yield the amount due and owing under such Transaction Documents. If, for the purpose of obtaining a judgment in any court with respect to any obligation of a party under any of the Transaction Documents or any of the agreements contemplated thereby, it shall be necessary to convert to any other currency any amount in Dollars due thereunder and a change shall occur between the rate of exchange applied in making such conversion and the rate of exchange prevailing on the date of payment of such judgment, the respective judgment debtor agrees to pay such additional amounts (if any) as may be necessary to insure that the amount paid on the date of payment is the amount in such other currency which, when converted into Dollars and transferred to New York, New York, in accordance with normal banking procedures will result in the amount then due under the respective Transaction Document in Dollars. Any amount due from the respective judgment debtor shall be due as a separate debt and shall not be affected by or merged into any judgment being obtained for any other sum due under or in respect of any Transaction Document. In no event, however, shall the respective judgment debtor be required to pay a larger amount in such other currency, at the rate of exchange in effect on the date of payment than the amount of Dollars stated to be due under the respective Transaction Document, so that in any event the obligations of the respective judgment debtor under the Transaction Document will be effectively maintained as Dollar obligations.

         Section 1218. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, AS AGAINST THE OTHER PARTIES HERETO, ANY RIGHTS IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT, INCLUDING IN RESPECT OF THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF OR THEREOF.

         Section 1219. Waiver of Immunity. To the extent that any party hereto or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal actions, suits or proceedings, from set-off or counterclaim, from the jurisdiction or judgment of any competent court, from service of process, from execution of a judgment, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment, or other legal process in any jurisdiction, such party, for itself and its successors and assigns and its property, does hereby irrevocably and unconditionally waive, and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Loan Agreement, the other Transaction Documents or the subject matter hereof or thereof, subject, in each case, to the provisions of the Transaction Documents and mandatory requirements of applicable law.

         Section 1220. Confidentiality. Except to the extent necessary or desirable for the exercise of its rights and remedies and the performance of its obligations under the Transaction Documents, no party hereto will itself use or intentionally disclose or permit its agents to disclose, directly or indirectly, any confidential information obtained from any of the parties hereto or in connection herewith and each party hereto will use all reasonable efforts to have all such information kept confidential; provided that (a) each party may use, retain and disclose any such information to (i) its legal counsel and public accountants, and any of its

                                                                             E80

Exhibit 10.1

potential transferees if the potential transferee agrees to keep such information confidential to the extent provided herein and (ii) any governmental agency, including a judicial body, or instrumentality or other supervisory body requesting or requiring such disclosure, (b) each party may use, retain and disclose any such information which has been publicly disclosed (other than by such party or any Affiliate thereof in breach of this subsection) or has rightfully come into possession of such party or any Affiliate thereof (other than from another party hereto) and (c) to the extent that such party or any Affiliate thereof may have received a subpoena or other written demand under color of legal right for such information, such party or Affiliate may disclose such information, but such party shall, as soon as practicable upon receipt of such demand, furnish a copy thereof to the party such information relates to; provided, however, that no party shall make any disclosure under clauses (a)(ii) and (c) unless (i) it shall have determined, upon the advice of counsel, that such disclosure is legally required and then such disclosure shall be made only to the extent legally required and (ii) the other party has been afforded a reasonable opportunity to contest (if such contest rights are then available under applicable law) the legal requirement to make such disclosure through appropriate proceedings.

         Section 1221. Binding Effect; Assignability. This Loan Agreement shall be binding upon and inure to the benefit of the Issuer, the Agent, the Noteholders, and their respective successors and permitted assigns. The Issuer may not assign its rights or obligations under this Loan Agreement without the prior written consent of the Agent and all of the Noteholders.

         Section 1222. Authorization. The Issuer hereby authorizes Agent to file UCC financing statements or documents of similar import on its behalf to perfect, and maintain the perfection of, the security interest granted hereunder.

         Section 1223. No Restriction on Dividends. Notwithstanding anything to the contrary in this Loan Agreement, the Issuer shall be permitted to pay dividends to the shareholders from amounts on deposit in the Trust Account (but not from the Restricted Cash Account) that are otherwise payable to it pursuant to Section 302(a)(12) hereof so long as after giving effect to such dividend it remains Solvent and no Potential Event of Default, Event of Default or Early Amortization Event would occur or be contrary.

                                                                             E81

Exhibit 10.1

         Section 1224.

         Section 1225. Authorization to File Financing Statements. In connection with the grant of the security interest contained in Section 401 hereof, the Issuer hereby irrevocably authorizes the Agent at any time, and from time to time, to file in any filing office in any UCC jurisdiction reasonably necessary by any applicable law to perfect the security interest granted herein or in any other Transaction Document, any initial financing statements, continuation statements and amendments thereto that (a) indicate Collateral, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, and (b) provide any other information required by
Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statements, continuation statements or amendments, including whether the Issuer is an organization, the type of organization and any organizational identification number issued to the Issuer. The Issuer agrees to furnish any such information to the Agent promptly upon request. The Issuer also ratifies its authorization for the Agent to have filed in any UCC jurisdiction any like initial financing statements, continuation statements or amendments thereto if filed prior to September 23, 2003. Nothing in the foregoing shall be deemed to create an obligation of the Agent to file any financing statement or amendment thereto except as directed by the Noteholders.

                             [Signatures to Follow]

                                                                             E82

Exhibit 10.1

IN WITNESS WHEREOF, the Issuer, the Agent and the Initial Noteholder have caused this Loan Agreement to be duly executed and delivered by their respective officers thereunto duly authorized and duly attested, to be hereunto affixed, all as of the day and year first above written.

                                        CRONOS FINANCE (BERMUDA) LIMITED

                                        By: /s/ PETER J YOUNGER
                                            -------------------
                                        Name: Peter J Younger
                                        Title: Director

                                                                             E83

Exhibit 10.1

                                      FORTIS BANK (NEDERLAND) N.V., as Agent and
                                         Noteholder

                                      By: /s/ MENNO A.N. VAN LACUM
                                          -------------------------

                                      Name: Menno A.N. van Lacum

                                      Title: Account Manager

                                      By: /s/ PAUL R.G. ZAMAN
                                          ------------------

                                      Name: Paul R.G. Zaman

                                      Title: Deputy Director

                                                                             E84

Exhibit 10.1

                             NIB CAPITAL BANK N.V., as Noteholder

                             By: /s/ DIETER P. FENNEMA   By: /s/CHRIS MULDER
                                 ---------------------       ---------------

                             Name: Dieter P. Fennema      Name: Chris Mulder

                             Title: Vice President        Title: Legal Counsel

                             By: /s/ J.B.J. STEGMANN
                             -----------------------

                             Name: J.B.J. Stegmann

                             Title: Managing Director

                                                                             E85

Exhibit 10.1

                                                HOLLANDSCHE BANK-UNIE N.V., as
                                                  Noteholder

                                                By: /s/ L.J.M. BLOEMHEUVEL
                                                    ----------------------

                                                Name: L.J.M. Bloemheuvel

                                                Title: Proxy

                                                By: /s/ R.A.C. COENRAADTS
                                                    ----------------------------
                                                Name: R.A.C. Coenraadts

                                                Title: Proxy

                                                                             E86

Exhibit 10.1

                                                                       EXHIBIT A

                    Depreciation Methods by Type of Container

1.       Dry Cargo Containers

         6% (Six percent) per annum, over 15 years, to a 10% (Ten percent) residual value.

2.       Refrigerated Containers

         7.08% (rounded; Seven and one twelfths percent) per annum, over 12 years, to a 15% (Fifteen percent) residual value.

3.       Tank Containers

         6% (Six percent) per annum, over 15 years, to a 10% (Ten percent) residual value.

                                                                             E87

Exhibit 10.1

                                                                       EXHIBIT B

                                   [RESERVED]

                                                                             E88

Exhibit 10.1

                                                                       EXHIBIT C

                                  Form of Note

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED, UNLESS SO REGISTERED OR THE TRANSACTION RELATING THERETO SHALL BE EXEMPT WITHIN THE MEANING OF SUCH ACT AND THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION ADOPTED THEREUNDER. IN ADDITION, SUCH TRANSACTION MUST COMPLY WITH THE PROVISIONS SET FORTH IN SECTION 205 OF THE LOAN AGREEMENT. BECAUSE OF THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS NOTE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE AGENT.

                        CRONOS FINANCE (BERMUDA) LIMITED

                                  SECURED NOTE

$_____________                                                          No. ____

         KNOW ALL PERSONS BY THESE PRESENTS that CRONOS FINANCE (BERMUDA) LIMITED, a company organized and existing under the laws of the Islands of Bermuda (the "Company"), for value received, hereby promises to pay to _____________________, or its registered assigns, at the principal office of the Agent named below, the principal sum of up to ____________ Dollars ($________), which sum shall be payable on the dates and in the amounts set forth in the Second Amended and Restated Loan Agreement, dated as of September __, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), among the Company, Fortis Bank (Nederland) N.V., as agent (the "Agent"), and Fortis Bank (Nederland) N.V., NIB Capital Bank N.V. and Hollandsche Bank-Unie N.V. (each a "Noteholder" and together the "Noteholders"). The actual unpaid principal balance of this Note shall be determined by reference to the records of the Agent. Capitalized terms not otherwise defined herein will have the meaning set forth in the Loan Agreement as the same may be amended or supplemented from time to time.

         Payment of the principal and interest on this Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. Principal and interest are payable on each Payment Date in immediately available funds to the extent set forth in the Loan Agreement from funds on deposit in the Trust Account and the Restricted Cash Account and as further set forth in Articles II and III of the Loan Agreement.

                                                                             E89

Exhibit 10.1

         This Note shall bear interest on the unpaid principal balance hereof at a rate per annum equal to the Interest Rate for the applicable Interest Period. Interest payable on this Note shall be calculated as set forth in the Loan Agreement. Payments of principal on this Note shall be made as provided in the Loan Agreement.

         This Note shall be an obligation of the Company, and shall be secured by the Collateral, all as defined in, and subject to limitations set forth in, the Loan Agreement, for the equal and ratable benefit of the Holders, from time to time, of the Notes (the "Noteholders"). Except to the extent set forth in the Guaranty, dated July 19, 2001 (as amended, modified or supplemented from time to time, the "Guaranty") between The Cronos Group ("Guarantor") and Agent, no other Person shall be liable for any obligation of the Company under the Loan Agreement or this Note or any losses incurred by the Holder of this Note.

         Except to the extent set forth in the Guaranty, no recourse may be taken, directly or indirectly, with respect to the obligations of the Company on this Note or under the Loan Agreement or any certificate, statement or other writing delivered in connection herewith or therewith, against any incorporator, subscriber, agent, administrator, shareholder, partner, officer or director, as such, of the Company or any predecessor, successor, affiliate or controlling person of the Company, or against any stockholder of a corporation, partner of a partnership or beneficiary or equity owner of a trust, succeeding thereto (all of the foregoing, collectively, the "Exculpated Parties"), it being understood (and any holder of this Note, by its acceptance thereof, shall be deemed to have consented and agreed) that recourse shall be solely to the Collateral. The Company and any director or officer or employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. No suit, claim or proceeding shall be brought against the Exculpated Parties or any of them for any obligation under or relating to this Note, the Loan Agreement or any agreement, instrument, certificate or other document delivered in connection therewith.

         The Agent or Company may require payment by the Noteholder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of this Note.

         The Company, the Agent and any agent of the Company may treat the person in whose name this Note is registered as the absolute owner hereof for all purposes, and neither the Company, the Agent, nor any other such agent shall be affected by notice to the contrary.

         This Note may be prepaid as set forth in Section 203 of the Loan Agreement, at the Company's option, upon such notice and in the minimum amounts set forth in Section 203 of the Loan Agreement.

         If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

         The Noteholder shall have no right to enforce the provisions of the Loan Agreement or to institute an action to enforce the covenants, or to take any action with respect to

                                                                             E90

Exhibit 10.1

a default under the Loan Agreement, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Loan Agreement; provided, however, that nothing contained in the Loan Agreement shall affect or impair any right of enforcement conferred on the Noteholder to enforce any payment of the principal of and interest on this Note on or after the due date thereof; provided further, however, that by acceptance hereof the Noteholder is deemed to have covenanted and agreed that it will not institute against the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law, at any time other than at such time as permitted in Section 1213 of the Loan Agreement.

         All terms and provisions of the Loan Agreement are herein incorporated by reference as if set forth herein in their entirety.

         IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Loan Agreement and the issuance of this Note, do exist, have happened and have been timely performed in regular form and manner as required by law.

         This Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted with, the laws of the State of New York, including Sections 5-1401 and 5-1402 of the General Obligations Laws, but otherwise without giving effect to the principles of conflicts of laws.

                            [Signature page follows.]

                                                                             E91

Exhibit 10.1

         IN WITNESS WHEREOF, Cronos Finance (Bermuda) Limited has caused this Note to be duly executed by its duly authorized representative, on this ___ day of _________, 2003.

                                                CRONOS FINANCE (BERMUDA) LIMITED

                                                By: ____________________________

                                                Its: ___________________________

                                                                             E92

Exhibit 10.1

                                                                       EXHIBIT D

                         List of Agreed Upon Procedures

                                      NONE

                                                                             E93

Exhibit 10.1

                                                                      SCHEDULE 1

                  Trademarks, Patents, Franchises and Licenses

                                                                             E94

Exhibit 10.1

                                                                      SCHEDULE 2

                 Scheduled Targeted Principal Balance Percentage

                              SCHEDULED TARGETED
  PERIOD                  PRINCIPAL BALANCE PERCENTAGE
----------                ----------------------------
    0                             100.00%
    1                              99.17%
    2                              98.33%
    3                              97.50%
    4                              96.67%
    5                              95.83%
    6                              95.00%
    7                              94.17%
    8                              93.33%
    9                              92.50%
   10                              91.67%
   11                              90.83%
   12                              90.00%
   13                              88.33%
   14                              86.67%
   15                              85.00%
   16                              83.33%
   17                              81.67%
   18                              80.00%
   19                              78.33%
   20                              76.67%
   21                              75.00%
   22                              73.33%
   23                              71.67%
   24                              70.00%
   25                              68.33%
   26                              66.67%
   27                              65.00%
   28                              63.33%
   29                              61.67%
   30                              60.00%
   31                              58.33%
   32                              56.67%
   33                              55.00%
   34                              53.33%
   35                              51.67%
   36                              50.00%
   37                              48.33%
   38                              46.67%

                                                                             E95

Exhibit 10.1

                              SCHEDULED TARGETED
  PERIOD                  PRINCIPAL BALANCE PERCENTAGE
---------                 ----------------------------
   39                              45.00%
   40                              43.33%
   41                              41.67%
   42                              40.00%
   43                              38.33%
   44                              36.67%
   45                              35.00%
   46                              33.33%
   47                              31.67%
   48                              30.00%
   49                              27.50%
   50                              25.00%
   51                              22.50%
   52                              20.00%
   53                              17.50%
   54                              15.00%
   55                              12.50%
   56                              10.00%
   57                               7.50%
   58                               5.00%
   59                               2.50%
   60                               0.00%

                                                                             E96

Exhibit 10.1

                                                                      SCHEDULE 3

                        Percentage of Initial Commitment


Noteholder    Dollar Amount    Percentage
----------    -------------    ----------
FORTIS         $40,000,000        57%
NIB            $25,000,000        36%
HBU            $ 5,000,000         7%

                                                                             E97